                           INDIVIDUAL FLEXIBLE PREMIUM
                            VARIABLE ANNUITY CONTRACT

                         HARTFORD LIFE INSURANCE COMPANY
                        Hartford, Connecticut 06104-2999
          (a stock life insurance company, herein called the "Company")

We will pay the first of a series of Annuity payments to the Payee as of the Annuity Commencement Date, if You and the Annuitant, or the Joint Annuitant, if any, are living. The manner in which the dollar amount of Annuity payments is determined is described in this contract.

This contract is issued in consideration of the payment of the initial Premium Payment.

This contract is subject to the laws of the jurisdiction where it is delivered.

The Contract Specifications on Page 3 and the conditions and provisions on this and the following pages are part of the contract.

RIGHT TO EXAMINE CONTRACT
We want You to be satisfied with the contract You have purchased. We urge You to closely examine its provisions. If for any reason You are not satisfied with Your purchase, You may cancel the contract by returning the contract within ten days after You receive it. A written request for cancellation must accompany the contract. In such event, We will pay You an amount equal to the sum of (i) the difference between the premiums paid and the amounts allocated to any Account under the contract and (ii) the Contract Value, less Payment Enhancements, on the date of surrender. You bear only the investment risk during the period prior to Our receipt of request for cancellation.

Signed for the Company





PREMIUM PAYMENTS ARE FLEXIBLE AS DESCRIBED HEREIN.

NONPARTICIPATING

ALL PAYMENTS AND VALUES PROVIDED BY THIS CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF A SUB-ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT. DETAILS OF THE VARIABLE PROVISIONS ARE DESCRIBED UNDER VALUATION PROVISIONS, PAGES 11 AND 12.















HL-VAXC99                                                     PRINTED IN U.S.A.
                                                                     R665R0.FRM

                          TABLE OF CONTENTS




                                                                       PAGE

Contract Specifications

Definition of Certain Terms

Premium Payment Provisions

Transfers Between Accounts Provisions

Dollar Cost Averaging Provisions

Contract Control Provisions

General Provisions

Valuation Provisions

Surrender Provisions

Distribution at Time of Death Provisions

Calculation of the Death Benefit Provisions

Settlement Provisions

Annuity Tables













HL-VAXC99                                                     PRINTED IN U.S.A.
                                                                     R666RO.FRM

                          CONTRACT SPECIFICATIONS

CONTRACT NUMBER          [SPECIMEN]     CONTRACT ISSUE DATE         [FEBRUARY 8, 1999]
NAME OF ANNUITANT        [JAMES SCOTT]  ANNUITY COMMENCEMENT DATE    [JANUARY 1, 2029]
AGE OF ANNUITANT         [35]           INITIAL PREMIUM PAYMENT              [$10,000]
SEX OF ANNUITANT         [MALE]         MINIMUM SUBSEQUENT PAYMENT              [$500]
CONTINGENT ANNUITANT     [PAUL SCOTT]   MINIMUM FIXED ACCOUNT INTEREST RATE       [3%]
DESIGNATED BENEFICIARY   [ANN SCOTT]    (APPLIES TO ACCUMULATION PERIOD ONLY)
CONTRACT OWNER           [JAMES SCOTT]

                          DESCRIPTION OF BENEFITS

           INDIVIDUAL FLEXIBLE PREMIUM VARIABLE ANNUITY CONTRACT


SEPARATE ACCOUNT:                  [HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                                    SEPARATE ACCOUNT ONE]









PAYMENT ENHANCEMENT:                      PAYMENT ENHANCEMENTS ARE A PERCENTAGE
                                          OF PREMIUM PAID AND EQUAL:

                                          ENHANCEMENT       PREMIUM RANGE
                                          -----------       -------------
                                             [3.00%         UP TO $49,999.99
                                              4.00%         $50,000 AND OVER]

THE APPLICABLE PAYMENT ENHANCEMENT WILL BE SEPARATELY CALCULATED AND CREDITED FOR EACH PREMIUM PAYMENT AS RECEIVED BASED ON THE CUMULATIVE TOTAL AMOUNT OF PREMIUM PAYMENTS. IF AFTER THE FIRST PREMIUM PAYMENT IS MADE, ADDITIONAL PREMIUM PAYMENT(S) IS (ARE) RECEIVED WHICH RESULT IN THE CUMULATIVE PREMIUM PAYMENTS TO REACH A HIGHER PREMIUM RANGE, ALL PRIOR PREMIUM PAYMENTS WILL BE CREDITED WITH AN ADDITIONAL PAYMENT ENHANCEMENT AT A RATE EQUAL TO THE DIFFERENCE BETWEEN THE RATE PREVIOUSLY CREDITED AND THE RATE APPLICABLE TO THE NEWLY REACHED PREMIUM RANGE.

UNDER CERTAIN DISBURSEMENTS, PAYMENT ENHANCEMENTS MAY BE FORFEITED AS DESCRIBED HEREIN.




VAXC99-3                                                      PRINTED IN U.S.A.

                             CONTRACT SPECIFICATIONS


ANNUAL WITHDRAWAL AMOUNT:                                     DURING THE INITIAL CONTINGENT  DEFERRED SALES CHARGE PERIOD
                                                              10%  OF  PREMIUM  PAYMENTS  PER  CONTRACT  YEAR  ON A
                                                              NONCUMULATIVE BASIS.

                                                              AFTER THE INITIAL CONTINGENT DEFERRED SALES CHARGE PERIOD
                                                              100% OF CONTRACT VALUE REDUCED BY THE TOTAL OF THOSE PREMIUM
                                                              PAYMENTS STILL SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE
                                                              AND ASSOCIATED PAYMENT ENHANCEMENTS; AND

                                                              10% OF THOSE PREMIUM PAYMENTS STILL SUBJECT TO A CONTINGENT
                                                              DEFERRED SALES CHARGE PER CONTRACT YEAR ON A NONCUMULATIVE
                                                              BASIS.


ANNUAL MAINTENANCE FEE:                                       $0 IF CONTRACT VALUE IS [$50,000] OR MORE ON EACH CONTRACT
                                                              ANNIVERSARY.

                                                              $30 IF CONTRACT VALUE IS LESS THAN [$50,000] ON EACH CONTRACT
                                                              ANNIVERSARY.


MORTALITY AND EXPENSE RISK CHARGE:                            [1.70%] PER ANNUM OF THE DAILY SUB-ACCOUNTS VALUE.


ADMINISTRATION CHARGE:                                        [0.25%] PER ANNUM OF THE DAILY SUB-ACCOUNTS VALUE.












VAXC99-3                                                      PRINTED IN U.S.A.

                            CONTRACT SPECIFICATIONS


CONTINGENT DEFERRED SALES CHARGES:

Subject to the Annual Withdrawal Amount, surrenders of Contract Values attributable to Premium Payments may be made subject to a Contingent Deferred Sales Charge ("charge"). The length of time from receipt of the Premium Payment to the time of surrender determines the charge.


The charge is a percentage of the amount surrendered (not to exceed the aggregate amount of the Premium Payments made) and equals:

                                                                LENGTH OF TIME FROM EACH PREMIUM PAYMENT
                             CHARGE                                          (NUMBER OF YEARS)
                               [9%                                                   1
                                9%                                                   2
                                9%                                                   3
                                9%                                                   4
                                8%                                                   5
                                7%                                                   6
                                7%                                                   7
                                6%                                                   8
                                5%                                                   9
                                0%                                                  10 and later]

During the Initial Contingent Deferred Sales Charge Period, for the purpose of determining the charge, all surrenders in excess of the Annual Withdrawal Amount will be taken:
-  first from Premium Payments;
-  then from earnings; and
-  then from Payment Enhancements.

If an amount equal to all Premium Payments has been assessed a Contingent Deferred Sales Charge, a charge will not be assessed against the surrender of the remaining Contract Value.

After the Initial Contingent Deferred Sales Charge Period, for the purpose of determining the charge, all surrenders in excess of the Annual Withdrawal Amount will be taken:
-  first from earnings;
- then from Premium Payments no longer subject to a Contingent Deferred Sales Charge;
- then from Payment Enhancements associated with Premium Payments no longer subject to a Contingent Deferred Sales Charge;
-  then from Premium Payments still subject to a Contingent Deferred Sales
   Charge;
- then from Payment Enhancements associated with Premium Payments still subject to a Contingent Deferred Sales Charge.

A charge will not be assessed against the surrender of earnings or Payment Enhancements. If an amount equal to all earnings has been surrendered, a charge will not be assessed against Premium Payments no longer subject to a Contingent Deferred Sales Charge, but will be assessed against Premium Payments still subject to a Contingent Deferred Sales Charge. For this purpose, Premium Payments will be deemed to be surrendered in the order in which they were received.

No Contingent Deferred Sales Charge will be assessed if:
- the contract terminates due to the death of the Annuitant or Contract Owner (as applicable);
-  eligibility requirements are met for the waiver of surrender charge;
-  only the Annual Withdrawal Amount is taken; or
- an Annuity option is elected. (Any surrender out of any variable Annuity option with a period certain segment may be subject to Contingent Deferred Sales Charges.)


VAXC99-3A                                                     PRINTED IN U.S.A.
                                                                     T813R0.FRM

DEFINITION OF                       ACCOUNT(S) - Any of the Sub-Accounts or the
CERTAIN TERMS                       Fixed Account(s).

                                    ACCUMULATION UNIT - An accounting unit of measure used to calculate the value of a Sub-Account of this contract before Annuity payments begin.

                                    ADMINISTRATIVE OFFICE OF THE COMPANY -
                                    Currently located at 200 Hopmeadow St.,
                                    Simsbury, CT 06089. All correspondence
                                    concerning this contract should be sent to Our mailing address: Hartford Life Investment Product Services, P.O.
                                    Box 5085, Hartford, CT 06102-5085.

                                    ANNIVERSARY VALUE - The value equal to the Contract Value as of a Contract Anniversary, increased by the dollar amount of any Premium Payments made plus Payment Enhancements credited since that anniversary and reduced by the dollar amount of any partial surrenders since that anniversary. If the Contract Anniversary falls on a non-Valuation Day (weekend or holiday), then the next Valuation Day will be the Contract Anniversary for that Contract Year.

                                    ANNUAL MAINTENANCE FEE - An amount which, depending on the amount of the Contract Value, may be deducted from the value of the contract on each Contract Anniversary or upon full surrender of this contract. The Annual Maintenance Fee is shown on Page 3. We reserve the right to combine the Contract Values of all Your Annuity contracts issued by Us to determine whether this Annual Maintenance Fee is applicable to You.

                                    ANNUAL WITHDRAWAL AMOUNT - The amount that can be withdrawn in any Contract Year prior to incurring surrender charges.

                                    ANNUITANT - The person on whose life this contract is issued. The Annuitant may not be changed. Also, see Contingent Annuitant and Joint Annuitant.

                                    ANNUITY - A contract issued by an insurance company that provides, in consideration of Premium Payments, a series of income payments. Your contract is a deferred Annuity contract in which Premium Payments plus Payment Enhancements, less any partial surrenders, accumulate until a full surrender of the contract or until the Annuity Commencement Date. Annuity payments under Your contract will begin as of the Annuity Commencement Date in accordance with the payment option elected.

                                    ANNUITY CALCULATION DATE - The date on which the first Annuity payment will be calculated. It will be no more than five Valuation Days prior to the Annuity Commencement Date.

                                    ANNUITY COMMENCEMENT DATE - The date as of which Annuity payments are to begin as described under Settlement Provisions in this contract.

                                    ANNUITY PAYMENT FREQUENCY - The frequency with which Annuity payments will be made. The frequencies available are monthly, quarterly, semi-annual, and annual.

                                    ANNUITY UNIT - An accounting unit of measure used to calculate the value of Annuity payments under a variable Annuity option.


VAXC99-4/5                                                    PRINTED IN U.S.A.
                                                                     T814R0.FRM

DEFINITION OF                       ANNUITY UNIT FACTOR - A factor that
CERTAIN TERMS                       neutralizes the Assumed Investment Return
(CONTINUED)                         ("AIR") when determining the Annuity Unit
                                    Value. When the AIR is 3%, the daily factor is 0.999919. When the AIR is 5%, the daily factor is 0.999866. And when the AIR is 6%, the daily factor is 0.999840.

                                    ASSUMED INVESTMENT RETURN ("AIR") - The
                                    investment return upon which the variable
                                    Annuity payments in this contract will be based. The annual rates available are 3%, 5%, and 6%. You may select one of these rates prior to the Annuity Commencement Date.

                                    BENEFICIARY - The person(s) entitled to
                                    receive benefits as per the terms of the contract in the event of the death of the Contract Owner or Annuitant, as applicable.

                                    COMMUTED VALUE - The present value of the remaining guaranteed Annuity Payments for any option with a Period Certain segment. To calculate the present value for fixed Annuity payments, We will use the same interest rate that was used to determine the amount of the Annuity payments. To calculate the present value of variable Annuity payments, We will use the AIR elected by the Contract Owner when this Annuity option was selected and the Annuity Unit value as of the date that We receive a fully completed request for surrender and, in the event of the Annuitant's death, Due Proof of Death of the Annuitant.

                                    CONTINGENT ANNUITANT - The person You
                                    designate who, upon the Annuitant's death, prior to the Annuity Commencement Date, becomes the Annuitant.

                                    CONTINGENT DEFERRED SALES CHARGE - A charge that may be deducted from Your Contract Value upon a full surrender or a partial surrender, if the amount surrendered is in excess of the Annual Withdrawal Amount.

                                    CONTINGENT DEFERRED SALES CHARGE PERIOD -
                                    The period during which each Premium Payment is subject to a charge upon a full or partial surrender.

                                    CONTRACT ANNIVERSARY - An anniversary of the Contract Issue Date.

                                    CONTRACT ISSUE DATE - The date as of which an Account is established for You by Us. The Contract Issue Date is shown on Page 3.

                                    CONTRACT OWNER(S) - The owner(s) or
                                    holder(s) of the contract.

                                    CONTRACT VALUE - The aggregate value of the Sub-Accounts and the Fixed Account(s) on any Valuation Day.

                                    CONTRACT YEAR - A period of 12 months
                                    commencing with the Contract Issue Date or any other anniversary thereafter.

                                    DEATH BENEFIT - The amount that We will pay upon the death of the Contract Owner or the Annuitant, as applicable.

                                    DCA PROGRAM FIXED ACCOUNT(S) - Account(s) established to be used for the Dollar Cost Averaging program(s). It is part of Our General Account.


VAXC99-4/5                                                    PRINTED IN U.S.A.
                                                                     T815R0.FRM

DEFINITION OF                       DOLLAR COST AVERAGING ("DCA") - Systematic
CERTAIN TERMS                       transfers from one Account to any other
(CONTINUED)                         available Accounts.

                                    DUE PROOF OF DEATH - A certified death
                                    certificate, an order of a court of
                                    competent jurisdiction, or any other proof acceptable to Us.

                                    FIXED ACCOUNT - Part of Our General Account to which all or a part of the Contract Value may be allocated. Any transfers, deductions or surrenders from the Fixed Account will be accounted for on a first in, first out basis.

                                    FUNDS - The securities which underlie Your
                                    Sub-Accounts.

                                    GENERAL ACCOUNT - All of Our assets other than those allocated to the Separate Account.

                                    INITIAL CONTINGENT DEFERRED SALES CHARGE
                                    PERIOD - The period during which the initial
                                    Premium Payment is subject to a charge upon a full or partial surrender.

                                    INTERNAL REVENUE CODE - The Internal Revenue
                                    Code of 1986, as amended.

                                    JOINT ANNUITANT - Upon annuitization, a
                                    person other than the Annuitant on whose continuation of life Annuity payments may be made. The contract will have a Joint Annuitant only if the Annuity settlement option selected provides for a survivor. The Joint Annuitant may not be changed.

                                    MAXIMUM ANNIVERSARY VALUE - The highest
                                    attained Anniversary Value prior to the
                                    earlier of the date of death or the
                                    decedent's 81st birthday.

                                    NET ASSET VALUE PER SHARE - The value per share of any Fund on any Valuation Day. This amount will never be less than that required by the Securities and Exchange Commission.

                                    PAYEE - The person, designated by You, to whom Annuity payments will be made.

                                    PAYMENT ENHANCEMENT(S) - An amount that We credit to Your Contract Value at the time a Premium Payment is applied. Each applicable Payment Enhancement will be separately calculated and applied to the Contract Value at the time of each Premium Payment, based on the cumulative total amount of Premium Payments applied to this contract.

                                    PREMIUM PAYMENT - The amount that You pay to
                                    Us as consideration for the benefits
                                    provided by this contract. Premium Payments do not include any credited Payment Enhancement(s).


VAXC99-6/7                                                    PRINTED IN U.S.A.
                                                                     T816R0.FRM

DEFINITION OF                       PREMIUM TAX - The amount of tax, if any,
CERTAIN TERMS                       charged by a federal, state, or other
(CONTINUED)                         governmental entity on Premium Payments or
                                    Contract Values. On any contract subject to a Premium Tax, We may deduct the tax at the time We pay the tax to the applicable taxing authorities, at the time the contract is surrendered or on the Annuity Commencement
                                    Date. If We deduct the tax after Your
                                    Premium Payments have been applied to the Accounts, the tax will be deducted from the Accounts on a pro-rata basis.

                                    SEPARATE ACCOUNT - An Account that We
                                    established to separate the assets funding the variable benefits for this type of contract from Our other assets. The assets in the Separate Account are not chargeable with liabilities arising out of any other business We may conduct. The name of the Separate Account is shown on Page 3.

                                    SUB-ACCOUNT - The subdivisions of the
                                    Separate Account which are used to allocate
                                    Your Contract Value among the corresponding
                                    Funds.

                                    SURRENDER VALUE - The Contract Value prior to the Annuity Commencement Date, less any applicable Contingent Deferred Sales Charges, Premium Taxes, and/or Annual Maintenance Fee.

                                    VALUATION DAY - Every day the New York Stock
                                    Exchange is open for trading. The value of the Separate Account is determined at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on such days.

                                    VALUATION PERIOD - The period of time
                                    between the close of business on successive
                                    Valuation Days.

                                    WE, US, OUR - The company referred to on the first page of this contract.

                                    YOU, YOUR - The Contract Owner(s).

PREMIUM                             PREMIUM PAYMENTS
PAYMENT                             Premium Payments are payable at the
PROVISIONS                          Administrative Office of the Company.
                                    Payments may be made by check or by any
                                    other method that We deem acceptable.

                                    The initial Premium Payment is shown on Page
                                    3. This is a flexible premium Annuity. We may accept additional payments. The additional payments must be at least equal to the minimum subsequent Premium Payment shown on Page 3.

                                    PAYMENT ENHANCEMENTS
                                    Subject to any restrictions as described in this contract, We will add a Payment Enhancement to the Contract Value based on each Premium Payment applied to this contract. The Payment Enhancement is a percentage of Premium Payment(s) as shown on Page 3. Payment Enhancements are allocated among Accounts in the same proportion as the associated Premium Payment.


VAXC99-6/7                                                    PRINTED IN U.S.A.
                                                                     T817R0.FRM

PREMIUM                             ALLOCATION OF PREMIUM PAYMENTS AND PAYMENT
PAYMENT                             ENHANCEMENTS
PROVISIONS                          Premium Payments, minus any applicable
(CONTINUED)                         Premium Tax We may deduct, plus any
                                    credited Payment Enhancement(s), will be allocated to each Account according to Your instructions subject to Our minimum amount(s) then in effect. Any subsequent
                                    Premium Payments will be allocated to
                                    Accounts in accordance with the most
                                    recent premium allocation instructions
                                    that We received.



TRANSFERS BETWEEN                   TRANSFERS BETWEEN SUB-ACCOUNTS
ACCOUNTS                            You may transfer Contract Values held in
PROVISIONS                          the Sub-Accounts into other Sub-Accounts.
                                    We reserve the right to limit the number of transfers to no more than 12 per Contract
                                    Year with no two transfers being made on consecutive Valuation Days.

                                    The right to make transfers between
                                    Sub-Accounts is subject to modification if We determine, in Our opinion, that exercising that right by one or more Contract Owners is, or would be, to the disadvantage of other Contract Owners. Any modification could be applied to transfers to or from some or all of the Sub-Accounts and could include, but not be limited to:
                                    a) the requirement of a minimum time period between each transfer;
                                    b)  not accepting transfer requests of an
                                        agent acting under a power of attorney
                                        or on behalf of more than one Contract
                                        Owner, or
                                    c)  limiting the dollar amount that may be
                                        transferred between the Sub-Accounts by
                                        a Contract Owner at any one time.

                                    Such restrictions may be applied in any
                                    manner reasonably designed to prevent any use of the transfer right which is considered by Us to be to the disadvantage of other Contract Owners.

                                    TRANSFERS BETWEEN THE FIXED ACCOUNT AND THE
                                    SUB-ACCOUNT(S)
                                    The maximum amount transferable from the Fixed Account during any Contract Year is the greater of:
                                    a)  30% of the Fixed Account value as of
                                        the last Contract Anniversary, or
                                    b)  the greatest dollar value of any prior
                                        transfer from the Fixed Account.

                                    This limitation does not apply to Dollar
                                    Cost Averaging.

                                    However, if any interest rate is renewed at a rate at least one percentage point below the previous rate, You may transfer a dollar amount up to 100% of the Fixed Account dollar value receiving that reduced rate within 60 days of notification of the interest rate decrease. We reserve the right to defer transfers from the Fixed Account for up to six months from the date of request.

                                    Transfers may not be made from the
                                    Sub-Accounts into the Fixed Account for the six month period following any transfer from the Fixed Account into the other Sub-Accounts. Additionally transfers may not be made into the DCA Program Fixed Account(s) from either the Sub-Accounts or the Fixed Account(s).


VAXC99-8/9                                                    PRINTED IN U.S.A.
                                                                     T818R0.FRM

DOLLAR COST                         DOLLAR COST AVERAGING
AVERAGING                           From time to time, We may offer and You may
PROVISIONS                          enroll in a Dollar Cost Averaging Program
                                    (the "Program"). Prior to enrollment, You may obtain the available Account(s), duration(s), or credited rates.

                                    You may terminate participation in the
                                    Program at any time by calling or writing
                                    Us. In such event, the remaining balance in the DCA Program Fixed Account will be transferred to the Account(s) designated by You.

CONTRACT                            ANNUITANT, CONTINGENT ANNUITANT, CONTRACT
CONTROL                             OWNER
PROVISIONS                          The Annuitant may not be changed.

                                    The designations of Contract Owner and
                                    Contingent Annuitant will remain in effect until You change them. The designation of the Contract Owner may be changed during the lifetime of the Annuitant by written notice to Us. The designation of the Contingent Annuitant may be changed at any time during the lifetime of the Annuitant and prior to the Annuity Commencement Date by written notice to Us. If no Contingent Annuitant has been named and the Contract
                                    Owner/Annuitant's spouse is a Beneficiary, the Contract Owner/Annuitant's spouse will be presumed to be the Contingent Annuitant. In any other situation, if no Contingent Annuitant has been named, the Contract Owner (or in the case of joint Contract Owners, the younger Contract Owner) will be presumed to be the Contingent Annuitant providing that the Contract Owner is not the Annuitant. The Contract Owner may waive this presumption.

                                    OWNERSHIP

                                    You have the sole power to exercise all the rights, options, and privileges granted by this contract or permitted by Us and to agree with Us to any change in or amendment to the contract. Your rights will be subject to the rights of any assignee of record with Us and of any irrevocably designated Beneficiary. In the case of joint Contract Owners, each Contract Owner alone may exercise all rights, options, and privileges, except with respect to the surrender, partial surrender, selection of an Annuity option, and change of ownership.

                                    BENEFICIARY

                                    The designated Beneficiary will remain in effect until You change it. The designated Beneficiary may be changed during the lifetime of the Annuitant by written notice to Us at the Administrative Office of the Company. If the designated Beneficiary has been designated irrevocably, the designation cannot be changed or revoked without such Beneficiary's written consent. Upon receipt of written notice and consent, if required by Us, the new designation will take effect as of the date the notice is signed, whether or not the Annuitant or Contract Owner is alive at the time of receipt. Any payments made or other action taken by Us before the receipt of the notice will not be subject to the requested change.


VAXC99-8/9                                                    PRINTED IN U.S.A.
                                                                     T819R0.FRM

GENERAL                             THE CONTRACT
PROVISIONS                          This contract and the endorsements or
                                    riders, if any, constitute the entire
                                    contract.

                                    CONTRACT MODIFICATION
                                    No modification of this contract will be made without the signature of Our President, a Senior Vice President, Executive Vice President, Vice President or Assistant Vice President. No modification will affect the amount or term of any Annuity begun prior to the modification unless it is required to conform the contract to any federal or state statute. No modification will affect the method by which the Contract Value will be determined.

                                    FUND MODIFICATION
                                    We reserve the right, subject to any
                                    applicable law, to make certain changes, including the right to add, eliminate or substitute any investment options offered under the Contract.

                                    MINIMUM VALUE STATEMENT
                                    Any Surrender Values, Death Benefits, or settlement provisions available under this contract equal or exceed those required by the state in which the contract is delivered.

                                    NON-PARTICIPATION
                                    This contract does not share in Our surplus earnings. That portion of the Separate Account assets equal to the reserves and other contract liabilities will not be chargeable with liabilities arising out of any other business We may conduct.

                                    MISSTATEMENT OF AGE AND SEX
                                    If the age or sex of the Annuitant has been misstated, the amount of the Annuity payable by Us will be adjusted based on the correct information without changing the date of the first payment. Any underpayments by Us will be made up immediately and any overpayments will be charged against future amounts becoming payable.

                                    If the age of the Annuitant or Contract
                                    Owner has been misstated, the amount of any Death Benefit payable will be determined based upon the correct age of the Annuitant or Contract Owner.

                                    INCONTESTABILITY
                                    We cannot contest this Contract.

                                    REPORTS TO THE CONTRACT OWNER
                                    You will be sent copies of any shareholder reports of the Funds and of any other notices, reports or documents required by law to be delivered to You. At least annually, a statement of the Contract Value will be sent to You.


VAXC99-10/11                                                  PRINTED IN U.S.A.
                                                                     T820R0.FRM

GENERAL                             VOTING RIGHTS
PROVISIONS                          We will notify You of any Fund
(CONTINUED)                         shareholder's meetings at which the shares
                                    held for Your Account may be voted. We will send proxy materials and instructions for You to vote the shares held for Your
                                    Account. We will arrange for the handling and tallying of proxies received from Contract Owners. We will vote the Fund shares held by Us in accordance with the instructions received from Contract
                                    Owners. You may attend any meeting, where shares held for Your benefit, will be voted.

                                    In the event that You give no instructions or leave the manner of voting discretionary, We will vote such shares of the appropriate Fund in the same proportion as shares of that Fund for which instructions have been received. Also, We will vote the Fund shares in this proportionate manner which are held by Us for Our own Account. After Annuity payments begin, the number of votes will decrease.

                                    CHANGE IN THE OPERATION OF THE SEPARATE
                                    ACCOUNT
                                    At Our election and subject to any necessary vote by persons having the right to give instructions on the voting of the Fund shares held by the Sub-Accounts, the Separate Account may be operated as a management company under the Investment Company Act of 1940 or any other form permitted by law, may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required, or may be combined with one or more Separate Accounts.

                                    PROOF OF SURVIVAL
                                    The payment of any Annuity benefit will be subject to evidence that the Annuitant is alive on the date such payment is otherwise due.

                                    TAX QUALIFICATION
                                    This Contract is intended to qualify as an Annuity contract for federal income tax purposes. To that end, the provisions of this contract are to be interpreted to ensure and maintain such tax qualification, notwithstanding any other provisions to the contrary. We reserve the right to amend this Contract to conform to any changes in the tax qualification requirements under the applicable provisions of the Internal Revenue Code.

VALUATION                           NET PREMIUM PAYMENTS
PROVISIONS                          The net Premium Payment is equal to the
                                    Premium Payment minus any applicable Premium
                                    Taxes We may deduct. The net Premium
                                    Payment, plus the Payment Enhancement, is applied to purchase Fixed Account values or Sub-Account Accumulation Units that You have selected.

                                    The number of Accumulation Units credited to each Sub-Account is determined by dividing the Net Premium Payment, plus the Payment Enhancement, allocated to a Sub-Account by the dollar value of one Accumulation Unit for such Sub-Account. This is computed in compliance with Securities and Exchange Commission regulations. The number of Accumulation Units will not be affected by any subsequent change in the value of such Accumulation Units. The Accumulation Unit value in any Sub-Account may increase or decrease from day to day as described below.


VAXC99-10/11                                                  PRINTED IN U.S.A.
                                                                     T821R0.FRM

VALUATION                           We will determine the value of the Fixed
PROVISIONS                          Account(s) by crediting interest to amounts
(CONTINUED)                         allocated to the Fixed Account(s). The
                                    Minimum Fixed Account Interest Rate is the rate shown on Page 3, compounded annually.
                                    At Our discretion, We may credit interest rates greater than the Minimum Fixed Account
                                    Interest Rate. We may change the rate or rates credited in accordance with applicable law.

                                    NET INVESTMENT FACTOR
                                    The net investment factor for each of the Sub-Accounts is equal to:
                                    a)  the Net Asset Value Per Share of the
                                        corresponding Fund at the end of the
                                        Valuation Period (plus the per share
                                        amount of any unpaid dividends or
                                        capital gains by that Fund); divided by
                                    b)  the Net Asset Value Per Share of the
                                        corresponding Fund at the beginning of
                                        the Valuation Period; minus
                                    c)  the mortality and expense risk charge
                                        and any applicable administration
                                        charges, shown on Page 3, adjusted for
                                        the number of days in the Valuation
                                        Period.

                                    The Fixed Account net investment factor is guaranteed to be at least equal to the Minimum Fixed Account Interest Rate shown on Page 3.

                                    ACCUMULATION UNIT VALUE
                                    The value of an Accumulation Unit for each Sub-Account of the Separate Account will vary to reflect the investment experience of the applicable Funds. It will be determined by multiplying:
                                    a)  the value of the Accumulation Unit for
                                        that Sub-Account as of the preceding
                                        Valuation Day by
                                    b)  the Net Investment Factor for that
                                        Sub-Account for the Valuation Day for
                                        which the Accumulation Unit value is
                                        being calculated.

                                    The value of the Sub-Account as of each
                                    Valuation Day is then determined by
                                    multiplying:
                                    a)  the number of Accumulation Units in
                                        that Sub-Account by
                                    b)  the Accumulation Unit value as of that
                                        Valuation Day.

                                    ANNUITY UNIT VALUE
                                    The value of an Annuity Unit for each
                                    Sub-Account of the Separate Account will vary to reflect the investment experience of the applicable Funds. It will be determined by multiplying:
                                    a)  the value of the Annuity Unit for that
                                        Sub-Account as of the preceding
                                        Valuation Day by
                                    b)  the Net Investment Factor for that
                                        Sub-Account for the Valuation Day for
                                        which the Annuity Unit value is being
                                        calculated; and by
                                    c)  the Annuity Unit Factor.

                                    ANNUAL MAINTENANCE FEE
                                    Prior to the Annuity Commencement Date, the
                                    Annual Maintenance Fee, if applicable, will be deducted on the Contract Anniversary or upon full surrender of this contract. The fee will be charged against the Contract Value by reducing the Fixed Account value, and with respect to the Sub-Accounts, the number of Accumulation Units held as of that date. The fee will be charged on a pro-rata basis with respect to each active Account. The number of Accumulation Units deducted from each Sub-Account is determined by dividing the pro-rata portion of the Annual Maintenance Fee by the value of an Accumulation Unit for the applicable Sub-Account.


VAXC99-12/13                                                  PRINTED IN U.S.A.
                                                                     T822R0.FRM

SURRENDER                           FULL SURRENDER PRIOR TO THE ANNUITY
PROVISIONS                          COMMENCEMENT DATE
                                    At any time prior to the Annuity
                                    Commencement Date, You have the right to terminate the contract by submitting a written request to Us at the Administrative
                                    Office of the Company. In such event, the Surrender Value of the contract may be taken in the form of a cash settlement.

                                    The Surrender Value of the contract is
                                    equal to the Contract Value less:
                                    a)  any applicable Premium Taxes not
                                        previously deducted;
                                    b)  the Annual Maintenance Fee as specified
                                        on Page 3;
                                    c)  any applicable Contingent Deferred Sales
                                        Charge shown on Page 3.

                                    PARTIAL SURRENDERS PRIOR TO THE ANNUITY
                                    COMMENCEMENT DATE
                                    You may request, in writing or other means acceptable to Us, a partial surrender of Contract Values at any time prior to the Annuity Commencement Date provided the Contract Value remaining after the surrender is at least equal to Our minimum amount rules then in effect. If the remaining Contract Value following such surrender is less than Our minimum amount rules, We may terminate the contract and pay the Surrender Value.

                                    The Contingent Deferred Sales Charge will be assessed against any Contract Values surrendered as described on Page 3. However, on a noncumulative basis, You may make partial surrenders during any Contract Year, up to the Annual Withdrawal Amount shown on Page 3 and the Contingent Deferred Sales Charge will not be assessed against such amounts. Surrender of Contract Values in excess of the Withdrawal Amount and additional surrenders made in any Contract Year will be subject to the Contingent Deferred Sales Charge, as described on Page 3, if applicable.

                                    Generally, for federal tax purposes, any surrenders will be deemed to be first from earnings, to the extent that they exist, then from Payment Enhancements and then from the Premium Payments.

                                    WAIVER OF SURRENDER CHARGE
                                    We will waive any Contingent Deferred Sales
                                    Charge applicable to a partial or full
                                    surrender of the Contract Value if the
                                    covered person has met the requirements
                                    of eligible confinement as described below.
                                    A covered person is:
                                    a)  the current Contract Owner if the
                                        Contract Owner has been the Contract
                                        Owner continuously since the date of
                                        issue and if not confined at the
                                        time the contract was purchased; and
                                    b)  the Annuitant, if not confined at the
                                        time the contract was purchased.

                                    This benefit will be provided if the
                                    Contract Owner provides written proof of confinement which is satisfactory to Us and requests the partial surrender or full surrender of the Contract Value within 91 days of the last day of confinement. Confinement must be at the recommendation of a physician for medically necessary reasons, for at least 180 consecutive calendar days, to:

                                    a)  a hospital recognized as a general
                                        hospital by the proper authority of
                                        the state in which it is located; or
                                    b)  a hospital recognized as a general
                                        hospital by the Joint Commission on
                                        the Accreditation of Hospitals; or
                                    c)  a facility certified as a hospital by
                                        Medicare; or
                                    d)  a nursing home licensed by the state in
                                        which it is located and which has a
                                        registered nurse on duty 24 hours a day;
                                        or
                                    e)  a facility certified by Medicare as a
                                        long term care facility.


VAXC99-12/13                                                  PRINTED IN U.S.A.
                                                                     T823R0.FRM

SURRENDER                           We will not accept additional Premium
PROVISIONS                          Payments after a covered person requests
(CONTINUED)                         the partial surrender or full surrender of
                                    the Contract Value under this provision. In addition, the Contract Value will be reduced by any Payment Enhancements credited during the period of confinement when a full or partial surrender is requested.

                                    SURRENDER AFTER THE ANNUITY COMMENCEMENT
                                    DATE
                                    This contract may only be surrendered for its Commuted Value, less any applicable Contingent Deferred Sales Charge, after the commencement of variable Annuity payments under any option with a period certain segment.

                                    PAYMENT ON SURRENDER - DEFERRAL OF PAYMENT
                                    Payment on any request for surrender will be made as soon as possible and with respect to Contract Values in the Sub-Accounts, within seven days after the written request is received by Us in good order. However, such payment may be subject to postponement:
                                    a)  for any period during which the New York
                                        Stock Exchange is closed or during which trading on the New York Stock Exchange is restricted;
                                    b) for any period during which an emergency exists as a result of which (i) disposal of the securities held in the Sub-Accounts is not reasonably practicable, or (ii) it is not reasonably practicable for the value of the net assets of the Separate Account to be fairly determined; and
                                    c) for such other periods as the Securities and Exchange Commission may, by order, permit for the protection of the Contract Owners. The conditions under which trading will be deemed to be restricted or any emergency will be deemed to exist will be determined by rules and regulations of the Securities and Exchange Commission.

                                    We may defer payment of any amounts from the Fixed Account for up to six months from the date of the request to surrender. If We defer payment for more than 30 days, We will pay interest of at least 3% per annum on the amount deferred.

DISTRIBUTION AT                     DEATH BEFORE THE ANNUITY COMMENCEMENT DATE
TIME OF DEATH                       If the Contract Owner dies, and:
PROVISIONS                          a)  the joint Contract Owner is living, the
                                        joint Contract Owner will become the
                                        Beneficiary.  In this case, the rights
                                        of the designated Beneficiary are
                                        voided.
                                    b)  there is no surviving joint Contract
                                        Owner, the designated Beneficiary will
                                        be the Beneficiary.
                                    c)  no Beneficiary designation is in effect
                                        or if the designated Beneficiary has
                                        predeceased the Contract Owner, the
                                        Contract Owner's estate shall be the
                                        Beneficiary.


VAXC99-14/15                                                  PRINTED IN U.S.A.
                                                                     T824R0.FRM

DISTRIBUTION AT                     If the Annuitant dies, and:
TIME OF DEATH                       a)  is also the sole Contract Owner, the
PROVISIONS                              designated Beneficiary will be the
(CONTINUED)                             Beneficiary.
                                    b)  both the Contract Owner and the
                                        Contingent Annuitant are living, the
                                        Contingent Annuitant will become the
                                        Annuitant. The Contract will continue.
                                    c)  the Contract Owner is living, and there
                                        is no Contingent Annuitant or the
                                        Contingent Annuitant is not living, the
                                        Contract Owner will be the Beneficiary.
                                        In this case, the rights of the
                                        designated Beneficiary are voided.
                                    d)  the Contract is owned by a corporation
                                        or other entity, the Contract Owner will be the Beneficiary. In this case, the rights of the designated Beneficiary are voided.
                                    e)  no Beneficiary designation is in effect
                                        and the Annuitant was also the sole
                                        Contract Owner, the Owner's estate will
                                        be the Beneficiary.

                                    DEATH ON OR AFTER THE ANNUITY COMMENCEMENT
                                    DATE
                                    If the Contract Owner dies, and the
                                    Annuitant is living, the designated
                                    Beneficiary will become the Contract Owner.

                                    If the Annuitant dies, the Contract Owner will be the Beneficiary. Upon Our receipt of Due Proof of Death, the rights of the designated Beneficiary are voided. If the Annuitant who is also the Contract Owner dies, the designated Beneficiary will be the Beneficiary.

                                    The Death Benefit will be calculated as of the date We receive written notification of Due Proof of Death as in the manner described in the settlement option then in effect.

CALCULATION                         CALCULATION OF THE DEATH BENEFIT
OF THE DEATH                        Should the Contract Owner or Annuitant die
BENEFIT                             before the Annuity Commencement Date, any
PROVISIONS                          Death Benefit payable will be calculated as
                                    of the date We receive Due Proof of Death.

                                    If the calculated Death Benefit is not equal to the Contract Value, the difference will be allocated proportionally to the Account(s) in accordance with the then current Account allocation.

                                    During the time period between Our receipt of written notification of Due Proof of Death and Our receipt of complete settlement instructions from each Beneficiary, the calculated Death Benefit amount will be subject to market fluctuations.

                                    DEATH BENEFIT
                                    The Death Benefit is the greatest of:
                                    a)  the Contract Value; reduced by any
                                        Payment Enhancement(s) credited in the
                                        12 months prior to the date of
                                        calculation of the Death Benefit; or
                                    b) 100% of all Premium Payments, reduced by the gross amount of any partial surrenders since the Contract Issue Date; or
                                    c)  the Maximum Anniversary Value, reduced
                                        by any Payment Enhancement(s) credited
                                        in the 12 months prior to the date of
                                        calculation of the Death Benefit.


VAXC99-14/15                                                  PRINTED IN U.S.A.
                                                                     T825R0.FRM

CALCULATION                         MAXIMUM ANNIVERSARY VALUE
OF THE DEATH                        The Maximum Anniversary Value is based on
BENEFIT                             a series of calculations on Contract
PROVISIONS                          Anniversaries of Contract Values, Premium
(CONTINUED)                         Payments, Payment Enhancement(s), and
                                    partial surrenders.

                                    As of the date We receive notification of Due Proof of Death, We will calculate an Anniversary Value for each Contract Anniversary prior to the decedent's death and 81st birthday. The Anniversary Value is equal to the Contract Value as of a Contract Anniversary, increased by the dollar amount of any Premium Payments made and any Payment Enhancement(s) credited since that anniversary and reduced by the dollar amount of any partial surrenders since that anniversary. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.

                                    SETTLEMENT OF THE DEATH BENEFIT
                                    The Death Benefit may be taken in one sum or under any of the settlement options then being offered by Us subject, however, to the Distribution Requirements below.

                                    As of the date of receipt of complete
                                    disbursement instructions from the
                                    Beneficiary, the amount to be paid or
                                    applied to a selected settlement option will be computed. When there is more than one Beneficiary, the amount will be calculated for each Beneficiary's share of the proceeds and paid or applied to a selected settlement option according to and upon each Beneficiary's instructions. If the date of receipt of complete instructions falls on a non-Valuation Day, the amount will be computed on the next Valuation Day.

                                    When settlement is taken in one sum, the disbursement will be mailed within 7 days of Our receipt of complete instructions, except when We are permitted to defer such payment under the Investment Company Act of 1940.

                                    DISTRIBUTION REQUIREMENTS
                                    Subject to the Alternative Election or
                                    Spouse Beneficiary provisions below:
                                    a)  If any Contract Owner dies before the
                                        Annuity Commencement Date, the entire
                                        interest in the Contract will be
                                        distributed within five years after
                                        such death; and
                                    b)  If any Contract Owner dies on or after
                                        the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of such death.

                                    If the Contract Owner is not an individual, then for purposes of the preceding paragraph a) or b), the Annuitant will be treated as the Contract Owner.

                                    ALTERNATIVE ELECTION TO SATISFY DISTRIBUTION
                                    REQUIREMENTS
                                    If any portion of the interest of a
                                    Contract Owner described above is payable to or for the benefit of a designated Beneficiary, and the Beneficiary elects after the Contract Owner's death to have the benefit distributed over a period that:
                                    a) does not extend beyond such
                                    Beneficiary's life (or life expectancy); and
                                    b) does commence within one year of the
                                    date of death,
                                    then for purposes of satisfying the
                                    Distribution Requirements above, the benefit will be treated as distributed entirely on the date such periodic distributions begin.


VAXC99-16/17                                                  PRINTED IN U.S.A.
                                                                     T826R0.FRM

CALCULATION                         SPOUSE BENEFICIARY
OF THE DEATH                        In the event of the death of a Contract
BENEFIT                             Owner and there is no joint Contract Owner,
PROVISIONS                          and the sole Beneficiary is the Contract
(CONTINUED)                         Owner's spouse and the annuitant (or
                                    Contingent Annuitant, if applicable) is
                                    alive, the contract will continue with the spouse as the Contract Owner, unless the spouse elects to be paid a Death Benefit option. This provision will apply only once with respect to this contract.

                                    If the contract continues with the spouse as the Contract Owner, the Death Benefit will be calculated on receipt of Due Proof of Death. If the Contract Value is less than the calculated Death Benefit amount, the Contract Value will be increased accordingly.

SETTLEMENT                          ANNUITY COMMENCEMENT DATE
PROVISIONS                          The Annuity Commencement Date is shown on
                                    Page 3.  You may change the date by
                                    notifying Us prior to the Annuity
                                    Commencement Date. This date will not be deferred beyond the Valuation Day immediately following the later of:
                                    a)  the Annuitant's 90th birthday; or
                                    b)  the end of the tenth Contract Year,
                                    unless the Contract Owner elects a later
                                    Annuity Commencement Date subject to laws and regulations then in effect and Our approval.

                                    If this contract is issued to the trustee of a charitable remainder trust, the Annuity Commencement Date may be deferred to the Annuitant's 100th birthday.

                                    ELECTION OF ANNUITY OPTION
                                    You may elect, in writing, without deduction of any Contingent Deferred Sales Charge, any one of the Annuity options described below (except the seventh option - Annuity Proceeds Settlement Option) or any Annuity option then being offered by Us. The Annuity option may not be changed on or after the Annuity Commencement Date.

                                    In the absence of an election by You, the Contract Value will be used to calculate a fixed dollar Annuity under the Third Option (Life Annuity with 10 Years Period Certain).

                                    Some of the options may not be available if this contract is issued to qualify under
                                    Section 401, 403, or 408 of the Internal
                                    Revenue Code of 1986 as amended. The third, fifth and sixth options (Life Annuity with Payments for a Period Certain, Joint and Last Survivor Life Annuity with Payments for a Period Certain, and Payment for a Period Certain) or any other option with a period certain segment will be available only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.

                                    ELECTION OF ANNUITY PAYMENT FREQUENCY
                                    You may elect the Annuity Payment Frequency.
                                    Available Annuity Payment Frequencies
                                    include: monthly, quarterly, semi-annual, and annual. In the event that You do not elect a payment frequency, Annuity payments will be made monthly. Annuity payments will be made according to the Annuity Payment Frequency selected. You may elect to change the Annuity Payment Frequency of Your payments within 30 days prior to the anniversary of any Annuity Commencement Date.


VAXC99-16/17                                                  PRINTED IN U.S.A.
                                                                     T827R0.FRM

SETTLEMENT                          ANNUITY CALCULATION AND PAYMENT DATES
PROVISIONS                          The Annuity Calculation Date will be no
(CONTINUED)                         more than five Valuation Days prior to
                                    the Annuity Commencement Date. You may elect variable Annuity payments, fixed dollar
                                    Annuity payments, or a combination fixed and variable Annuity payments. The election may not change on or after the Annuity
                                    Commencement Date.

                                    Applicable Premium Taxes and any Payment
                                    Enhancements credited in the prior 24 months will be deducted from the Contract Value when determining the amount available for Annuity payments.

                                    If You elect variable Annuity payments, the amount available for Annuity payments, as described above, is applied pro-rata to Your selected Sub- Account(s). If You elect fixed dollar Annuity payments, the amount available for Annuity payments, as described above, will be applied to the General Account.

                                    If You elect variable Annuity payments, Your election must specify the Assumed Investment Return upon which Your payments are to be based. The available rates are 3%, 5%, and 6%.

                                    If You elect fixed dollar Annuity payments, the payments will be the guaranteed rates, based on 2.5% or the current rates, if higher.

                                    VARIABLE ANNUITY PAYMENTS - The contract contains tables indicating the minimum dollar amount of the first monthly payment under the optional forms of Annuity for each $1,000 of value of a Sub-Account under the contract. The first monthly payment varies according to the variable Annuity payment option selected.

                                    The first Annuity payment is payable on the Annuity Commencement Date. The remaining Annuity payments are computed and payable as of the same day of the month as the Annuity Commencement Date based on the elected Annuity Payment Frequency.

                                    The amount of the first variable Annuity payment is divided by the Annuity Unit value for Your selected Sub-Account(s) as of the Annuity Commencement Date to determine the number of Annuity Units underlying each Annuity payment. This number of Annuity Units remains fixed for the selected Sub-Account during the Annuity payment period. For each subsequent payment the dollar amount of the Variable Annuity payment is determined by multiplying the fixed number of Annuity Units by the Annuity Unit value.

                                    If subsequent payment dates fall on a
                                    non-Valuation Day (weekend or holiday), the payment will be computed and payable as of the prior Valuation Day. If the day of the month elected does not occur in a given month (29th, 30th, or 31st), the payments will be computed and payable as of the last Valuation Day of the month.

                                    FIXED ANNUITY PAYMENTS - Fixed Annuity
                                    payments are determined by multiplying the value of the General Account by a rate to be determined by Us, which is no less than the rate specified in the Annuity Tables For Fixed Payments in the contract. The fixed Annuity payment will remain level for the duration of the Annuity Option.


VAXC99-18/19                                                  PRINTED IN U.S.A.
                                                                     T828R0.FRM

SETTLEMENT                          EXCHANGE "TRANSFER" OF ANNUITY UNITS
PROVISIONS                          After the Annuity Commencement Date, You
(CONTINUED)                         may exchange "Transfer" the value of the
                                    Annuity Unit for a specified Sub-Account for the dollar value of Annuity Units in another Sub-Account. Transfers may be made between the Sub-Account(s) and from the Sub-Account(s) to the General Account. No transfers are allowed from the General
                                    Account to the Sub-Accounts.  For
                                    limitation and modification guidelines see
                                    "Transfers Between Sub-Accounts."

                                    MINIMUM PAYMENT
                                    The first payment must be at least equal to the minimum payment amount according to Our rules then in effect. If at any time, payments become less than the minimum payment amount, We have the right to change the payment frequency to meet the minimum payment requirements. If any payment amount is less than the minimum annual payment amount, We may make an alternative arrangement with You.

                                    ANNUITY OPTIONS
                                    FIRST OPTION - Life Annuity - An Annuity payable during the lifetime of the Annuitant, ceasing with the last payment due prior to the death of the Annuitant.

                                    SECOND OPTION - Life Annuity With a Cash
                                    Refund - An Annuity payable during the
                                    lifetime of the Annuitant. At the death of the Annuitant, any remaining value will be paid to the Beneficiary. The remaining value equals the amount available used to purchase Annuity Units, minus the sum of all Annuity payments received. This option is only available for variable Annuity payments using the 5% Assumed Investment Return.

                                    THIRD OPTION - Life Annuity with Payments for a Period Certain - An Annuity payable for a fixed number of years and during the lifetime of the Annuitant. If at the death of the Annuitant, payments have been made for less than the period selected, the Beneficiary may elect to receive the remaining payments as scheduled or the Commuted Value in one sum.

                                    Surrenders are only available with variable
                                    Annuity payments and during the Period
                                    Certain. You may request a partial or full surrender of Your remaining guaranteed payments. The amount available to You is the Commuted Value less any applicable Contingent Deferred Sales Charge. A full surrender will cause all payments to cease during the remainder of the Period Certain. Life contingent payments will begin after the Period Certain expires if the Annuitant is alive. A partial surrender will reduce the amount of the remaining guaranteed payments. Life contingent payments (Annuity payments after the Period Certain has expired) will not change as a result of any surrenders taken during the Period Certain.

                                    FOURTH OPTION - Joint and Last Survivor Life
                                    Annuity - An Annuity payable during the
                                    lifetimes of the Annuitant and the Joint
                                    Annuitant and thereafter during the
                                    remaining lifetime of the survivor. At the time of electing this Annuity option, the Contract Owner may elect reduced payments over the remaining lifetime of the survivor. Payments will cease with the last payment prior to the death of the survivor.


VAXC99-18/19                                                  PRINTED IN U.S.A.
                                                                     T829R0.FRM

SETTLEMENT                          FIFTH OPTION - Joint and Last Survivor Life
PROVISIONS                          Annuity with Payments for a Period Certain -
(CONTINUED)                         An Annuity payable for a fixed number of
                                    years and during the lifetimes of the
                                    Annuitant and the Joint Annuitant and
                                    thereafter during the remaining lifetime of the survivor. At the time of electing this Annuity option, the Contract Owner may elect reduced payments over the remaining lifetime of the survivor. If at the death of the survivor, payments have been made for less than the period selected, the Beneficiary may elect to receive the remaining payments as scheduled or the Commuted Value in one sum.

                                    Surrenders are only available with variable
                                    Annuity payments and during the Period
                                    Certain. You may request a partial or full surrender of Your remaining guaranteed payments. The amount available to You is the Commuted Value less any applicable Contingent Deferred Sales Charge. A full surrender will cause all payments to cease during the remainder of the Period Certain. Life contingent payments will begin after the Period Certain expires if the Annuitant is alive. A partial surrender will reduce the amount of the remaining guaranteed payments. Life contingent payments (Annuity payments after the Period Certain has expired) will not change as a result of any surrenders taken during the Period Certain.

                                    SIXTH OPTION - Payment for a Period Certain
                                    - An Annuity payable for a fixed number of years with periods of 10 years or greater available. Payments will be made for the period and frequency selected unless You surrender this contract after payments have commenced by submitting a written request to Us.

                                    If at the death of the Annuitant, payments have been made for less than the period selected, the Beneficiary may elect to receive the remaining payments as scheduled or the Commuted Value in one sum.

                                    Surrenders are only available with variable
                                    Annuity payments. You may request a partial or full surrender. The amount available to You is the Commuted Value, less any applicable Contingent Deferred Sales Charge. A full surrender will cause all future payments to cease. A partial surrender will reduce the amount of the remaining payments.

                                    SEVENTH OPTION - Annuity Proceeds Settlement
                                    Option - Proceeds from the Death Benefit can be left with Us for a period not to exceed five years from the date of the Contract Owner's or the Annuitant's death prior to the Annuity Commencement Date. The proceeds will remain in the Sub-Account(s) to which they were allocated at the time of death unless the Beneficiary elects to reallocate them. Full or partial withdrawals may be made at any time. In the event of withdrawals, the remaining value will equal the Contract Value of the proceeds left with Us, minus any withdrawals.


VAXC99-20/21                                                  PRINTED IN U.S.A.
                                                                     T830R0.FRM

ANNUITY TABLES                      DESCRIPTION OF TABLES
                                    The attached tables show the minimum dollar amount of the first monthly payment for each $1,000 applied to fixed dollar Annuity payments, and the actual first monthly payment for each $1,000 applied to variable
                                    Annuity payments. Under the First and Second
                                    Options, the amount of each payment will depend upon the age and sex of the Annuitant at the time the first payment is due. Under the Fourth and Fifth Options, the amount of the first payment will depend upon the sex of both Annuitants and their ages at the time the first payment is due.

                                    Sex will not be used to determine the amount of the Annuity payment if this contract is issued to qualify under certain sections of the Internal Revenue Code. If sex is used to determine the amount of the Annuity payment, the Annuity tables at the end of this contract will provide rates of payment for male Annuitants and female Annuitants.

                                    The variable payment Annuity tables for the First through Fifth Options are based on the 1983a Individual Annuity Mortality Table projected to the year 2000 using Projection Scale G and the Assumed Investment Return. The table for the Sixth Option is based on the Assumed Investment Return.

                                    The fixed payment Annuity tables for the First through Fifth Options are based on the 1983a Individual Annuity Mortality Table projected to the year 2000 using Projection Scale G and an interest rate of 2.5%. The amount of the first payment will be based on an age that is a specified number of years younger than the Annuitant's then-attained age. The age setback is as follows:

                                   DATE OF FIRST PAYMENT           AGE SETBACK
                                        Prior to 2005                1 year
                                        2005 - 2014                  2 years
                                        2015 - 2019                  3 years
                                        2020 - 2029                  4 years
                                        2030 - 2039                  5 years
                                        2040 or later                6 years


                                    The table for the Sixth Option is based on an interest rate of 2.5% per annum.


VAXC99-20/21                                                  PRINTED IN U.S.A.
                                                                     T831R0.FRM

                              ANNUITY TABLES FOR
                                FIXED PAYMENTS,
                    BASED ON A 2 1/2% ASSUMED INVESTMENT RETURN
              AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000 APPLIED

Fixed Dollar Annuity payments will not vary and are guaranteed as to fixed dollar amount. Payments for any available Annuity Payment Frequency, Period Certain, age, or combination of ages not shown will be quoted upon request. The Second Option (Life Annuity with a Cash Refund) is not available with the 2 1/2% Assumed Investment Return.

FIRST AND THIRD OPTIONS - SINGLE LIFE ANNUITIES

                                 MALE ANNUITANT                                                FEMALE ANNUITANT
                          MONTHLY PAYMENTS GUARANTEED                                     MONTHLY PAYMENTS GUARANTEED
  AGE       NONE            120            180              240             NONE           120              180            240
-------- ---------     -------------   ------------   ---------------- --------------- -------------- ---------------  -----------
  35       $3.05           $3.05          $3.04            $3.03           $2.88          $2.88           $2.88           $2.87
  40        3.25            3.24           3.23             3.21            3.04           3.03            3.03            3.02
  45        3.49            3.48           3.45             3.42            3.23           3.22            3.22            3.20
  50        3.80            3.77           3.73             3.68            3.47           3.46            3.45            3.42
  51        3.87            3.84           3.79             3.73            3.53           3.52            3.50            3.47
  52        3.94            3.91           3.86             3.79            3.59           3.57            3.56            3.52
  53        4.02            3.98           3.93             3.85            3.65           3.64            3.61            3.58
  54        4.10            4.06           4.00             3.91            3.72           3.70            3.67            3.63
  55        4.19            4.14           4.07             3.97            3.79           3.77            3.74            3.69
  56        4.28            4.22           4.15             4.04            3.86           3.84            3.80            3.75
  57        4.37            4.31           4.23             4.10            3.94           3.91            3.87            3.81
  58        4.48            4.41           4.31             4.17            4.02           3.99            3.94            3.88
  59        4.59            4.51           4.40             4.23            4.10           4.07            4.02            3.94
  60        4.70            4.61           4.49             4.30            4.20           4.16            4.10            4.01
  61        4.83            4.72           4.58             4.37            4.29           4.25            4.18            4.08
  62        4.96            4.84           4.67             4.44            4.40           4.35            4.27            4.15
  63        5.10            4.96           4.77             4.50            4.51           4.45            4.36            4.22
  64        5.25            5.09           4.87             4.57            4.62           4.56            4.46            4.30
  65        5.41            5.23           4.97             4.64            4.75           4.67            4.55            4.37
  66        5.59            5.37           5.08             4.70            4.88           4.79            4.66            4.45
  67        5.77            5.51           5.18             4.76            5.03           4.92            4.76            4.52
  68        5.97            5.66           5.29             4.82            5.18           5.05            4.87            4.59
  69        6.18            5.82           5.39             4.87            5.34           5.19            4.98            4.66
  70        6.40            5.98           5.49             4.92            5.52           5.34            5.09            4.73
  75        7.76            6.85           5.97             5.12            6.64           6.21            5.67            5.02
  80        9.67            7.73           6.32             5.23            8.29           7.20            6.15            5.19

FOURTH OPTION - JOINT AND LAST SURVIVOR ANNUITY

   AGE                                                   AGE OF FEMALE
   OF
   MALE       35      40       45       50      55       60       65       70       75      80       85       90
           -------- -------- -------- ------- -------- -------- -------- -------- ------- -------- -------- -------
    35      $2.74    $2.81    $2.87    $2.92   $2.96    $2.99    $3.01    $3.03    $3.04   $3.04    $3.05     3.05
    40       2.78     2.87     2.95     3.02    3.08     3.13     3.17     3.20     3.22    3.23     3.24     3.24
    45       2.81     2.92     3.02     3.12    3.22     3.30     3.36     3.40     3.44    3.46     3.47     3.48
    50       2.83     2.95     3.08     3.22    3.35     3.46     3.56     3.64     3.70    3.74     3.76     3.78
    55       2.85     2.98     3.13     3.29    3.46     3.63     3.79     3.91     4.01    4.08     4.13     4.15
    60       2.86     3.00     3.16     3.35    3.56     3.79     4.01     4.21     4.38    4.51     4.59     4.64
    65       2.87     3.01     3.19     3.39    3.64     3.92     4.22     4.52     4.80    5.02     5.18     5.29
    70       2.87     3.02     3.20     3.42    3.69     4.02     4.39     4.81     5.23    5.61     5.91     6.12
    75       2.88     3.03     3.21     3.44    3.73     4.09     4.52     5.05     5.64    6.23     6.76     7.15
    80       2.88     3.03     3.22     3.46    3.75     4.13     4.62     5.23     5.98    6.82     7.66     8.36
    85       2.88     3.03     3.22     3.46    3.77     4.16     4.67     5.35     6.24    7.32     8.52     9.66
    90       2.88     3.04     3.23     3.47    3.77     4.17     4.71     5.42     6.41    7.69     9.25    10.91


VA99SXD2.5-1                                                  PRINTED IN U.S.A.
                                                                     U025R0.FRM

                                 ANNUITY TABLES FOR
                                   FIXED PAYMENTS,
                       BASED ON A 2 1/2% ASSUMED INVESTMENT RETURN
                                    (CONTINUED)

FIFTH OPTION - JOINT AND LAST SURVIVOR ANNUITY WITH 10 YEAR PERIOD CERTAIN

   AGE                                                   AGE OF FEMALE
   OF
   MALE       35      40       45       50      55       60       65       70       75      80       85       90
           -------- -------- -------- ------- -------- -------- -------- -------- ------- -------- -------- -------
    35      $2.74    $2.81    $2.87    $2.92   $2.96    $2.99    $3.01    $3.02    $3.04   $3.04    $3.05    $3.05
    40       2.78     2.87     2.95     3.02    3.08     3.13     3.17     3.20     3.22    3.23     3.23     3.24
    45       2.81     2.92     3.02     3.12    3.22     3.29     3.36     3.40     3.43    3.45     3.47     3.47
    50       2.83     2.95     3.08     3.22    3.35     3.46     3.56     3.64     3.70    3.73     3.75     3.76
    55       2.85     2.98     3.13     3.29    3.46     3.63     3.78     3.91     4.01    4.07     4.11     4.13
    60       2.86     3.00     3.16     3.35    3.56     3.78     4.01     4.21     4.37    4.49     4.56     4.59
    65       2.87     3.01     3.19     3.39    3.64     3.91     4.21     4.51     4.78    4.98     5.11     5.18
    70       2.87     3.02     3.20     3.42    3.69     4.01     4.38     4.79     5.19    5.53     5.76     5.89
    75       2.88     3.03     3.21     3.44    3.72     4.08     4.51     5.01     5.56    6.07     6.46     6.68
    80       2.88     3.03     3.22     3.45    3.75     4.12     4.59     5.17     5.85    6.54     7.10     7.46
    85       2.88     3.03     3.22     3.46    3.76     4.14     4.63     5.27     6.04    6.88     7.61     8.09
    90       2.88     3.03     3.22     3.46    3.76     4.15     4.66     5.32     6.14    7.07     7.92     8.51

SIXTH OPTION - PAYMENTS FOR A PERIOD CERTAIN

---------- ------------ ------- ------------ ------- ------------ ------- ------------ -------- -----------
 NO. OF      AMOUNT OF    NO.     AMOUNT OF    NO.     AMOUNT OF    NO.    AMOUNT OF   NO. OF    AMOUNT OF
  YEARS      MONTHLY      OF       MONTHLY     OF       MONTHLY     OF      MONTHLY     YEARS    MONTHLY
             PAYMENTS    YEARS    PAYMENTS    YEARS    PAYMENTS    YEARS    PAYMENTS             PAYMENTS
---------- ------------ ------- ------------ ------- ------------ ------- ------------ -------- -----------
   10         $9.39       15       $6.64       20        $5.27      25       $4.46       30        $3.93
   11          8.64       16        6.30       21         5.08      26        4.34
   12          8.02       17        6.00       22         4.90      27        4.22
   13          7.49       18        5.73       23         4.74      28        4.12
   14          7.03       19        5.49       24         4.60      29        4.02


VA99SXD2.5-1                                                  PRINTED IN U.S.A.
                                                                     U026R0.FRM

                                  ANNUITY TABLES FOR
                                  VARIABLE PAYMENTS,
                        BASED ON A 3% ASSUMED INVESTMENT RETURN
                AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000 APPLIED

The second and subsequent annuity payments under a variable annuity are based on the investment experience of a Separate Account and are not guaranteed as to fixed dollar amount. Payments for any available Annuity Payment Frequency, Period Certain, age, or combination of ages not shown will be quoted upon request. The Second Option (Life Annuity with a Cash Refund) is not available with the 3% Assumed Investment Return.

FIRST AND THIRD OPTIONS - SINGLE LIFE ANNUITIES

                                 MALE ANNUITANT                                                FEMALE ANNUITANT
                          MONTHLY PAYMENTS GUARANTEED                                     MONTHLY PAYMENTS GUARANTEED
  AGE       NONE            120            180              240             NONE           120              180            240
-------- ---------     -------------   ------------   ---------------- --------------- -------------- ---------------  -----------
  35       $3.35           $3.35          $3.34            $3.33           $3.18          $3.18           $3.18           $3.17
  40        3.54            3.53           3.52             3.50            3.33           3.33            3.32            3.31
  45        3.78            3.76           3.74             3.71            3.52           3.51            3.50            3.49
  50        4.08            4.05           4.01             3.95            3.76           3.75            3.73            3.70
  51        4.15            4.12           4.07             4.01            3.81           3.80            3.78            3.75
  52        4.23            4.19           4.14             4.06            3.87           3.86            3.84            3.80
  53        4.30            4.26           4.20             4.12            3.93           3.92            3.89            3.85
  54        4.38            4.34           4.27             4.18            4.00           3.98            3.95            3.91
  55        4.47            4.42           4.35             4.24            4.07           4.04            4.01            3.96
  56        4.56            4.50           4.42             4.30            4.14           4.11            4.08            4.02
  57        4.66            4.59           4.50             4.37            4.22           4.19            4.15            4.08
  58        4.76            4.68           4.58             4.43            4.30           4.26            4.22            4.15
  59        4.87            4.78           4.67             4.50            4.38           4.35            4.29            4.21
  60        4.98            4.89           4.76             4.56            4.47           4.43            4.37            4.28
  61        5.11            5.00           4.85             4.63            4.57           4.52            4.45            4.35
  62        5.24            5.11           4.94             4.69            4.67           4.62            4.54            4.42
  63        5.38            5.23           5.04             4.76            4.78           4.72            4.63            4.49
  64        5.54            5.36           5.13             4.83            4.90           4.83            4.72            4.56
  65        5.70            5.50           5.23             4.89            5.03           4.94            4.82            4.63
  66        5.87            5.63           5.34             4.95            5.16           5.06            4.92            4.70
  67        6.06            5.78           5.44             5.01            5.30           5.19            5.02            4.78
  68        6.25            5.93           5.54             5.07            5.45           5.32            5.13            4.85
  69        6.46            6.08           5.64             5.12            5.62           5.46            5.24            4.92
  70        6.69            6.24           5.74             5.17            5.80           5.61            5.35            4.98
  75        8.05            7.10           6.21             5.36            6.92           6.46            5.91            5.26
  80        9.97            7.97           6.56             5.47            8.57           7.45            6.39            5.42

FOURTH OPTION - JOINT AND LAST SURVIVOR ANNUITY

   AGE                                                   AGE OF FEMALE
   OF
   MALE       35      40       45       50      55       60       65       70       75      80       85       90
           -------- -------- -------- ------- -------- -------- -------- -------- ------- -------- -------- -------
    35      $3.04    $3.11    $3.16    $3.21   $3.25    $3.28    $3.30    $3.32    $3.33   $3.34    $3.34    $3.35
    40       3.08     3.16     3.24     3.31    3.37     3.42     3.46     3.49     3.51    3.52     3.53     3.53
    45       3.11     3.21     3.31     3.41    3.50     3.58     3.64     3.69     3.72    3.74     3.76     3.77
    50       3.13     3.25     3.37     3.50    3.62     3.74     3.84     3.92     3.98    4.02     4.05     4.06
    55       3.15     3.27     3.41     3.57    3.74     3.90     4.06     4.19     4.29    4.36     4.41     4.43
    60       3.16     3.29     3.45     3.63    3.84     4.06     4.28     4.48     4.65    4.78     4.87     4.92
    65       3.17     3.31     3.47     3.67    3.91     4.19     4.48     4.78     5.06    5.29     5.46     5.56
    70       3.17     3.32     3.49     3.71    3.97     4.29     4.66     5.07     5.49    5.88     6.18     6.39
    75       3.18     3.32     3.50     3.73    4.01     4.36     4.79     5.31     5.90    6.49     7.02     7.42
    80       3.18     3.33     3.51     3.74    4.03     4.40     4.88     5.49     6.24    7.08     7.92     8.63
    85       3.18     3.33     3.51     3.75    4.05     4.43     4.94     5.62     6.50    7.58     8.78     9.92
    90       3.18     3.33     3.52     3.75    4.05     4.45     4.98     5.70     6.68    7.96     9.52    11.18

VA99SXD3-1                                                    PRINTED IN U.S.A.
                                                                     U027R0.FRM

                                   ANNUITY TABLES FOR
                                   VARIABLE PAYMENTS,
                         BASED ON A 3% ASSUMED INVESTMENT RETURN
                                       (CONTINUED)

FIFTH OPTION - JOINT AND LAST SURVIVOR ANNUITY WITH 10 YEAR PERIOD CERTAIN

   AGE                                                   AGE OF FEMALE
   OF
   MALE       35      40       45       50      55       60       65       70       75      80       85       90
           -------- -------- -------- ------- -------- -------- -------- -------- ------- -------- -------- -------
    35      $3.04    $3.11    $3.16    $3.21   $3.25    $3.28    $3.30    $3.32    $3.33   $3.34    $3.34    $3.34
    40       3.08     3.16     3.24     3.31    3.37     3.42     3.46     3.49     3.51    3.52     3.53     3.53
    45       3.11     3.21     3.31     3.41    3.50     3.58     3.64     3.69     3.72    3.74     3.75     3.76
    50       3.13     3.25     3.37     3.50    3.62     3.74     3.84     3.92     3.97    4.01     4.03     4.05
    55       3.15     3.27     3.41     3.57    3.74     3.90     4.05     4.18     4.28    4.35     4.39     4.40
    60       3.16     3.29     3.45     3.63    3.83     4.05     4.27     4.47     4.64    4.76     4.83     4.86
    65       3.17     3.31     3.47     3.67    3.91     4.18     4.48     4.77     5.04    5.24     5.38     5.45
    70       3.17     3.31     3.49     3.70    3.97     4.28     4.65     5.05     5.45    5.79     6.02     6.16
    75       3.18     3.32     3.50     3.72    4.00     4.35     4.77     5.27     5.82    6.32     6.71     6.94
    80       3.18     3.32     3.51     3.73    4.02     4.39     4.86     5.43     6.10    6.79     7.35     7.70
    85       3.18     3.33     3.51     3.74    4.04     4.41     4.90     5.53     6.30    7.12     7.85     8.33
    90       3.18     3.33     3.51     3.74    4.04     4.42     4.93     5.58     6.40    7.32     8.16     8.74

SIXTH OPTION - PAYMENTS FOR A PERIOD CERTAIN

---------- ------------ ------- ------------ ------- ------------ ------- ------------ -------- -----------
 NO. OF      AMOUNT OF    NO.     AMOUNT OF    NO.     AMOUNT OF    NO.    AMOUNT OF   NO. OF    AMOUNT OF
  YEARS      MONTHLY      OF       MONTHLY     OF       MONTHLY     OF      MONTHLY     YEARS    MONTHLY
             PAYMENTS    YEARS    PAYMENTS    YEARS    PAYMENTS    YEARS    PAYMENTS             PAYMENTS
---------- ------------ ------- ------------ ------- ------------ ------- ------------ -------- -----------
    10         $9.61       15       $6.87         20          $5.51        25        $4.71         30         $4.18
    11          8.86       16        6.53         21           5.32        26         4.59
    12          8.24       17        6.23         22           5.15        27         4.47
    13          7.71       18        5.96         23           4.99        28         4.37
    14          7.26       19        5.73         24           4.84        29         4.27

VA99SXD3-1                                                    PRINTED IN U.S.A.
                                                                     U028R0.FRM

                                  ANNUITY TABLES FOR
                                  VARIABLE PAYMENTS,
                        BASED ON A 5% ASSUMED INVESTMENT RETURN
                 AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000 APPLIED

Second and subsequent Annuity payments under a variable annuity are based on the investment experience of a Separate Account and are not guaranteed as to fixed dollar amount. Payments for any available Annuity Payment Frequency, Period Certain, age, or combination of ages not shown will be quoted upon request.

FIRST, SECOND, AND THIRD OPTIONS - SINGLE LIFE ANNUITIES

        ---------------------------------------------------------------------------------------------------------------------------
                               MALE ANNUITANT                                               FEMALE ANNUITANT
                         MONTHLY PAYMENTS GUARANTEED                                  MONTHLY PAYMENTS GUARANTEED
  AGE      NONE         120         180         240     CASH REFUND      NONE         120         180         240      CASH REFUND
-----------------------------------------------------------------------------------------------------------------------------------
  35       $4.63       $4.62       $4.61       $4.60       $4.60         $4.48       $4.48      $4.47       $4.47         $4.46
  40        4.80        4.78        4.77        4.74        4.74          4.60        4.60       4.59        4.58          4.58
  45        5.02        4.99        4.96        4.91        4.92          4.77        4.75       4.74        4.72          4.72
  50        5.30        5.25        5.20        5.13        5.16          4.98        4.96       4.94        4.90          4.91
  51        5.36        5.31        5.26        5.18        5.21          5.03        5.01       4.98        4.94          4.95
  52        5.43        5.38        5.31        5.23        5.27          5.08        5.06       5.03        4.99          5.00
  53        5.51        5.45        5.37        5.28        5.33          5.14        5.11       5.08        5.03          5.05
  54        5.58        5.52        5.44        5.33        5.39          5.20        5.17       5.13        5.08          5.10
  55        5.67        5.59        5.50        5.38        5.46          5.26        5.23       5.19        5.13          5.16
  56        5.75        5.67        5.57        5.44        5.53          5.33        5.29       5.25        5.18          5.21
  57        5.85        5.75        5.64        5.49        5.60          5.40        5.36       5.31        5.24          5.27
  58        5.95        5.84        5.72        5.55        5.68          5.48        5.43       5.37        5.29          5.34
  59        6.05        5.94        5.80        5.61        5.76          5.56        5.51       5.44        5.35          5.41
  60        6.17        6.04        5.88        5.67        5.85          5.65        5.59       5.51        5.41          5.48
  61        6.29        6.14        5.96        5.73        5.94          5.74        5.67       5.59        5.47          5.55
  62        6.42        6.25        6.05        5.78        6.04          5.84        5.76       5.67        5.53          5.63
  63        6.56        6.37        6.14        5.84        6.14          5.95        5.86       5.75        5.59          5.72
  64        6.71        6.49        6.23        5.90        6.24          6.06        5.96       5.84        5.66          5.81
  65        6.87        6.62        6.32        5.96        6.36          6.18        6.07       5.93        5.72          5.91
  66        7.05        6.75        6.41        6.01        6.47          6.31        6.18       6.02        5.79          6.01
  67        7.23        6.89        6.51        6.06        6.60          6.46        6.30       6.11        5.85          6.12
  68        7.43        7.03        6.60        6.11        6.73          6.61        6.43       6.21        5.92          6.23
  69        7.65        7.18        6.69        6.16        6.87          6.77        6.57       6.31        5.98          6.35
  70        7.87        7.33        6.79        6.21        7.01          6.95        6.71       6.42        6.04          6.48
  75        9.25        8.14        7.21        6.38        7.85          8.08        7.53       6.94        6.29          7.25
  80       11.20        8.97        7.53        6.47        8.92          9.75        8.47       7.37        6.43          8.27

FOURTH OPTION - JOINT AND LAST SURVIVOR ANNUITY

   AGE                                                   AGE OF FEMALE
   OF
   MALE       35      40       45       50      55       60       65       70       75      80       85       90
           -------- -------- -------- ------- -------- -------- -------- -------- ------- -------- -------- -------
    35      $4.35    $4.40    $4.44    $4.48   $4.52    $4.55    $4.57    $4.59    $4.60   $4.61    $4.62    $4.63
    40       4.38     4.44     4.50     4.56    4.61     4.66     4.70     4.73     4.75    4.77     4.78     4.79
    45       4.41     4.48     4.56     4.64    4.72     4.79     4.85     4.90     4.94    4.97     4.99     5.00
    50       4.42     4.51     4.61     4.71    4.82     4.93     5.02     5.10     5.17    5.21     5.25     5.27
    55       4.44     4.54     4.65     4.78    4.92     5.07     5.21     5.34     5.45    5.53     5.58     5.62
    60       4.45     4.55     4.68     4.83    5.01     5.21     5.41     5.61     5.78    5.92     6.02     6.08
    65       4.46     4.57     4.71     4.88    5.09     5.33     5.60     5.89     6.17    6.40     6.58     6.70
    70       4.47     4.58     4.73     4.91    5.14     5.43     5.78     6.17     6.58    6.97     7.29     7.52
    75       4.47     4.59     4.74     4.94    5.19     5.51     5.91     6.41     6.98    7.57     8.11     8.53
    80       4.48     4.59     4.75     4.95    5.21     5.56     6.01     6.60     7.33    8.16     9.00     9.72
    85       4.48     4.60     4.76     4.96    5.23     5.60     6.08     6.73     7.60    8.66     9.86    11.01
    90       4.48     4.60     4.76     4.97    5.25     5.62     6.12     6.82     7.79    9.05    10.61    12.27


VA99SXD5-1                                                    PRINTED IN U.S.A.
                                                                     U029R0.FRM

                                   ANNUITY TABLES FOR
                                   VARIABLE PAYMENTS,
                        BASED ON A 5% ASSUMED INVESTMENT RETURN
                                      (CONTINUED)

FIFTH OPTION - JOINT AND LAST SURVIVOR ANNUITY WITH 10 YEAR PERIOD CERTAIN

   AGE                                                   AGE OF FEMALE
   OF
   MALE       35      40       45       50      55       60       65       70       75      80       85       90
           -------- -------- -------- ------- -------- -------- -------- -------- ------- -------- -------- -------
    35      $4.35    $4.40    $4.44    $4.48   $4.52    $4.55    $4.57    $4.59    $4.60   $4.61    $4.62    $4.62
    40       4.38     4.44     4.50     4.56    4.61     4.66     4.70     4.73     4.75    4.77     4.78     4.78
    45       4.41     4.48     4.56     4.64    4.72     4.79     4.85     4.90     4.93    4.96     4.98     4.99
    50       4.42     4.51     4.61     4.71    4.82     4.93     5.02     5.10     5.16    5.20     5.23     5.24
    55       4.44     4.53     4.65     4.78    4.92     5.07     5.21     5.33     5.44    5.51     5.55     5.58
    60       4.45     4.55     4.68     4.83    5.01     5.20     5.41     5.60     5.76    5.89     5.97     6.01
    65       4.46     4.57     4.71     4.88    5.08     5.33     5.60     5.88     6.14    6.35     6.49     6.57
    70       4.47     4.58     4.73     4.91    5.14     5.42     5.76     6.14     6.52    6.86     7.10     7.24
    75       4.47     4.59     4.74     4.93    5.18     5.49     5.89     6.36     6.88    7.37     7.75     7.98
    80       4.47     4.59     4.75     4.95    5.20     5.54     5.97     6.52     7.16    7.82     8.36     8.70
    85       4.48     4.60     4.75     4.95    5.22     5.57     6.03     6.62     7.35    8.14     8.83     9.29
    90       4.48     4.60     4.75     4.96    5.23     5.58     6.05     6.68     7.46    8.34     9.13     9.68

SIXTH OPTION - PAYMENTS FOR A PERIOD CERTAIN

---------- ------------ ------- ------------ ------- ------------ ------- ------------ -------- -----------
 NO. OF      AMOUNT OF    NO.     AMOUNT OF    NO.     AMOUNT OF    NO.    AMOUNT OF   NO. OF    AMOUNT OF
  YEARS      MONTHLY      OF       MONTHLY     OF       MONTHLY     OF      MONTHLY     YEARS    MONTHLY
             PAYMENTS    YEARS    PAYMENTS    YEARS    PAYMENTS    YEARS    PAYMENTS             PAYMENTS
---------- ------------ ------- ------------ ------- ------------ ------- ------------ -------- -----------
   10        $10.51       15       $7.82       20        $6.51      25       $5.76       30        $5.28
   11          9.77       16        7.49       21         6.33      26        5.65
   12          9.16       17        7.20       22         6.17      27        5.54
   13          8.64       18        6.94       23         6.02      28        5.45
   14          8.20       19        6.71       24         5.88      29        5.36

VA99SXD5-1                                                    PRINTED IN U.S.A.
                                                                     U030R0.FRM

                                ANNUITY TABLES FOR
                                VARIABLE PAYMENTS,
                      BASED ON A 6% ASSUMED INVESTMENT RETURN
               AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000 APPLIED

Second and subsequent Annuity payments under a variable annuity are based on the investment experience of a Separate Account and are not guaranteed as to fixed dollar amount. Payments for any available Annuity Payment Frequency, Period Certain, age, or combination of ages not shown will be quoted upon request. The Second Option (Life Annuity with a Cash Refund) is not available with the 6% Assumed Investment Return.

FIRST AND THIRD OPTIONS - SINGLE LIFE ANNUITIES

                                 MALE ANNUITANT                                                FEMALE ANNUITANT
                          MONTHLY PAYMENTS GUARANTEED                                     MONTHLY PAYMENTS GUARANTEED
  AGE       NONE            120            180              240            NONE            120             180             240
-------- ----------     -----------     ----------      -----------    ------------    -----------      ----------      ---------
  35       $5.31           $5.30          $5.29            $5.27           $5.17          $5.17           $5.16           $5.15
  40        5.46            5.45           5.43             5.40            5.28           5.27            5.26            5.25
  45        5.67            5.64           5.60             5.56            5.43           5.42            5.40            5.38
  50        5.94            5.89           5.83             5.75            5.63           5.60            5.58            5.54
  51        6.00            5.94           5.88             5.80            5.67           5.65            5.62            5.58
  52        6.07            6.00           5.93             5.84            5.72           5.70            5.66            5.62
  53        6.14            6.07           5.99             5.89            5.78           5.75            5.71            5.66
  54        6.22            6.14           6.05             5.94            5.84           5.80            5.76            5.70
  55        6.30            6.21           6.11             5.99            5.90           5.86            5.81            5.75
  56        6.38            6.28           6.18             6.04            5.96           5.92            5.87            5.80
  57        6.47            6.36           6.24             6.09            6.03           5.98            5.92            5.85
  58        6.57            6.45           6.32             6.14            6.10           6.05            5.98            5.90
  59        6.67            6.54           6.39             6.19            6.18           6.12            6.05            5.95
  60        6.78            6.64           6.47             6.25            6.27           6.20            6.12            6.01
  61        6.90            6.74           6.55             6.30            6.36           6.28            6.19            6.06
  62        7.03            6.84           6.63             6.36            6.46           6.37            6.26            6.12
  63        7.17            6.96           6.71             6.41            6.56           6.46            6.34            6.18
  64        7.32            7.07           6.80             6.47            6.67           6.56            6.42            6.24
  65        7.48            7.20           6.88             6.52            6.79           6.66            6.51            6.30
  66        7.66            7.33           6.97             6.57            6.92           6.77            6.59            6.36
  67        7.84            7.46           7.06             6.62            7.06           6.89            6.69            6.42
  68        8.04            7.60           7.15             6.67            7.21           7.01            6.78            6.48
  69        8.25            7.74           7.24             6.71            7.37           7.14            6.88            6.54
  70        8.48            7.89           7.33             6.75            7.54           7.28            6.97            6.59
  75        9.86            8.68           7.73             6.91            8.67           8.08            7.47            6.83
  80       11.81            9.47           8.04             7.00           10.35           8.99            7.89            6.96

FOURTH OPTION - JOINT AND LAST SURVIVOR ANNUITY

   AGE                                                   AGE OF FEMALE
   OF
   MALE       35      40       45       50      55       60       65       70       75      80       85       90
           -------- -------- -------- ------- -------- -------- -------- -------- ------- -------- -------- -------
    35      $5.05    $5.09    $5.13    $5.16   $5.19    $5.22    $5.25    $5.27    $5.28   $5.29    $5.30    $5.30
    40       5.08     5.13     5.18     5.23    5.28     5.32     5.36     5.39     5.41    5.43     5.45     5.45
    45       5.10     5.16     5.23     5.30    5.37     5.43     5.49     5.54     5.58    5.61     5.64     5.65
    50       5.11     5.19     5.27     5.36    5.46     5.56     5.65     5.73     5.80    5.85     5.88     5.91
    55       5.13     5.21     5.31     5.42    5.55     5.69     5.82     5.95     6.06    6.14     6.20     6.24
    60       5.14     5.23     5.34     5.48    5.64     5.82     6.01     6.20     6.37    6.52     6.62     6.69
    65       5.15     5.24     5.36     5.52    5.71     5.94     6.20     6.47     6.75    6.99     7.17     7.30
    70       5.16     5.26     5.38     5.55    5.77     6.04     6.36     6.74     7.15    7.54     7.86     8.10
    75       5.16     5.26     5.40     5.58    5.81     6.11     6.50     6.98     7.54    8.13     8.67     9.10
    80       5.17     5.27     5.41     5.60    5.84     6.17     6.60     7.17     7.89    8.71     9.55    10.28
    85       5.17     5.27     5.42     5.61    5.86     6.21     6.68     7.31     8.16    9.22    10.41    11.56
    90       5.17     5.28     5.42     5.61    5.88     6.23     6.72     7.40     8.36    9.62    11.16    12.81

VA99SXD6-1                                                    PRINTED IN U.S.A.
                                                                     U031R0.FRM

                                ANNUITY TABLES FOR
                                VARIABLE PAYMENTS,
                      BASED ON A 6% ASSUMED INVESTMENT RETURN
                                   (CONTINUED)


FIFTH OPTION - JOINT AND LAST SURVIVOR ANNUITY WITH 10 YEAR PERIOD CERTAIN

   AGE                                                   AGE OF FEMALE
   OF
   MALE       35      40       45       50      55       60       65       70       75      80       85       90
           -------- -------- -------- ------- -------- -------- -------- -------- ------- -------- -------- -------
    35      $5.05    $5.09    $5.13    $5.16   $5.19    $5.22    $5.25    $5.26    $5.28   $5.29    $5.30    $5.30
    40       5.08     5.13     5.18     5.23    5.28     5.32     5.36     5.39     5.41    5.43     5.44     5.44
    45       5.10     5.16     5.23     5.30    5.37     5.43     5.49     5.54     5.58    5.61     5.62     5.63
    50       5.11     5.19     5.27     5.36    5.46     5.56     5.65     5.72     5.79    5.83     5.86     5.88
    55       5.13     5.21     5.31     5.42    5.55     5.69     5.82     5.94     6.04    6.12     6.17     6.19
    60       5.14     5.23     5.34     5.47    5.63     5.82     6.01     6.19     6.36    6.48     6.56     6.61
    65       5.15     5.24     5.36     5.52    5.71     5.93     6.19     6.46     6.71    6.92     7.07     7.14
    70       5.16     5.25     5.38     5.55    5.76     6.03     6.35     6.71     7.08    7.42     7.66     7.79
    75       5.16     5.26     5.40     5.57    5.80     6.10     6.47     6.93     7.43    7.91     8.29     8.51
    80       5.17     5.27     5.41     5.59    5.83     6.15     6.56     7.09     7.71    8.35     8.88     9.21
    85       5.17     5.27     5.41     5.60    5.84     6.17     6.62     7.19     7.90    8.67     9.34     9.78
    90       5.17     5.27     5.41     5.60    5.85     6.19     6.64     7.25     8.01    8.86     9.63    10.16

SIXTH OPTION - PAYMENTS FOR A PERIOD CERTAIN

---------- ------------ ------- ------------ ------- ------------ ------- ------------ -------- -----------
 NO. OF      AMOUNT OF    NO.     AMOUNT OF    NO.     AMOUNT OF    NO.    AMOUNT OF   NO. OF    AMOUNT OF
  YEARS      MONTHLY      OF       MONTHLY     OF       MONTHLY     OF      MONTHLY     YEARS    MONTHLY
             PAYMENTS    YEARS    PAYMENTS    YEARS    PAYMENTS    YEARS    PAYMENTS             PAYMENTS
---------- ------------ ------- ------------ ------- ------------ ------- ------------ -------- -----------
   10        $10.97       15       $8.31       20        $7.04      25       $6.32       30        $5.87
   11         10.24       16        7.99       21         6.86      26        6.21
   12          9.63       17        7.71       22         6.70      27        6.11
   13          9.12       18        7.46       23         6.56      28        6.02
   14          8.69       19        7.24       24         6.43      29        5.94

VA99SXD6-1                                                    PRINTED IN U.S.A.
                                                                     U032R0.FRM

                              ANNUITY TABLES FOR
                                FIXED PAYMENTS,
                  BASED ON A 2 1/2% ASSUMED INVESTMENT RETURN
            AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000 APPLIED

Fixed Dollar Annuity payments will not vary and are guaranteed as to fixed dollar amount. Payments for any available Annuity Payment Frequency, Period Certain, age, or combination of ages not shown will be quoted upon request. The Second Option (Life Annuity with a Cash Refund) is not available with the 2 1/2% Assumed Investment Return.

FIRST AND THIRD OPTIONS - SINGLE LIFE ANNUITIES

----------------- ---------------------------------------------------------------
                                   MONTHLY PAYMENTS GUARANTEED
      AGE              NONE            120             180             240
----------------- --------------- --------------- --------------- ---------------
       35             $2.97           $2.97          $2.96            $2.95
       40              3.15            3.14           3.13             3.12
       45              3.36            3.35           3.34             3.31
       50              3.64            3.62           3.59             3.55
       51              3.70            3.68           3.65             3.60
       52              3.77            3.74           3.71             3.66
       53              3.84            3.81           3.77             3.72
       54              3.91            3.88           3.84             3.77
       55              3.99            3.96           3.91             3.83
       56              4.07            4.03           3.98             3.90
       57              4.16            4.11           4.05             3.96
       58              4.25            4.20           4.13             4.03
       59              4.35            4.29           4.21             4.09
       60              4.45            4.39           4.30             4.16
       61              4.56            4.49           4.38             4.23
       62              4.68            4.60           4.47             4.30
       63              4.81            4.71           4.57             4.36
       64              4.94            4.83           4.67             4.44
       65              5.08            4.95           4.76             4.51
       66              5.24            5.08           4.87             4.58
       67              5.40            5.22           4.97             4.64
       68              5.58            5.36           5.08             4.71
       69              5.76            5.51           5.19             4.77
       70              5.96            5.66           5.29             4.83
       75              7.20            6.53           5.82             5.07
       80              8.98            7.47           6.24             5.21

FOURTH OPTION - JOINT AND LAST SURVIVOR ANNUITY

  AGE OF                                            AGE OF SECOND ANNUITANT
  FIRST
ANNUITANT    35       40       45       50      55       60       65       70       75      80       85       90
           ------- -------- -------- ------- -------- -------- -------- -------- ------- -------- -------- --------
    35      $2.74   $2.80    $2.84    $2.88    $2.91   $2.93    $2.94    $2.95    $2.96   $2.96    $2.97     $2.97
    40       2.80    2.87     2.94     2.99    3.03     3.07     3.09     3.11     3.13    3.13     3.14      3.14
    45       2.84    2.94     3.02     3.10    3.18     3.23     3.28     3.30     3.33    3.34     3.35      3.36
    50       2.88    2.99     3.10     3.22    3.32     3.41     3.48     3.53     3.57    3.60     3.61      3.63
    55       2.91    3.03     3.18     3.32    3.46     3.60     3.72     3.80     3.87    3.92     3.95      3.96
    60       2.93    3.07     3.23     3.41    3.60     3.79     3.97     4.12     4.24    4.32     4.38      4.41
    65       2.94    3.09     3.28     3.48    3.72     3.97     4.22     4.46     4.66    4.82     4.93      5.00
    70       2.95    3.11     3.30     3.53    3.80     4.12     4.46     4.81     5.14    5.42     5.63      5.77
    75       2.96    3.13     3.33     3.57    3.87     4.24     4.66     5.14     5.64    6.11     6.50      6.78
    80       2.96    3.13     3.34     3.60    3.92     4.32     4.82     5.42     6.11    6.82     7.49      8.03
    85       2.97    3.14     3.35     3.61    3.95     4.38     4.93     5.63     6.50    7.49     8.52      9.46
    90       2.97    3.14     3.36     3.63    3.96     4.41     5.00     5.77     6.78    8.03     9.46     10.91

VA99USX2.5-1                                                  PRINTED IN U.S.A.
                                                                     U033R0.FRM

                               ANNUITY TABLES FOR
                                 FIXED PAYMENTS,
                   BASED ON A 2 1/2% ASSUMED INVESTMENT RETURN
                                   (CONTINUED)


FIFTH OPTION - JOINT AND LAST SURVIVOR ANNUITY WITH 10 YEAR PERIOD CERTAIN

  AGE OF                                            AGE OF SECOND ANNUITANT
  FIRST
ANNUITANT    35       40       45       50      55       60       65       70       75      80       85       90
           ------- -------- -------- ------- -------- -------- -------- -------- ------- -------- -------- --------
    35     $2.74    $2.80    $2.84    $2.88    $2.91   $2.93    $2.94    $2.95    $2.96   $2.96    $2.97    $2.97
    40       2.80    2.87     2.94     2.99    3.03     3.07     3.09     3.11     3.13    3.13     3.13      3.14
    45       2.84    2.94     3.02     3.10    3.18     3.23     3.28     3.30     3.32    3.34     3.35      3.35
    50       2.88    2.99     3.10     3.22    3.32     3.41     3.48     3.53     3.57    3.59     3.61      3.61
    55       2.91    3.03     3.18     3.32    3.46     3.60     3.71     3.80     3.87    3.91     3.94      3.95
    60       2.93    3.07     3.23     3.41    3.60     3.78     3.96     4.11     4.23    4.31     4.35      4.37
    65       2.94    3.09     3.28     3.48    3.71     3.96     4.21     4.45     4.65    4.79     4.87      4.92
    70       2.95    3.11     3.30     3.53    3.80     4.11     4.45     4.79     5.10    5.35     5.52      5.61
    75       2.96    3.13     3.32     3.57    3.87     4.23     4.65     5.10     5.56    5.96     6.25      6.41
    80       2.96    3.13     3.34     3.59    3.91     4.31     4.79     5.35     5.96    6.54     6.99      7.27
    85       2.97    3.13     3.35     3.61    3.94     4.35     4.87     5.52     6.25    6.99     7.61      8.01
    90       2.97    3.14     3.35     3.61    3.95     4.37     4.92     5.61     6.41    7.27     8.01      8.51

SIXTH OPTION - PAYMENTS FOR A PERIOD CERTAIN

---------- ------------ ------- ------------ ------- ------------ ------- ------------ -------- -----------
 NO. OF      AMOUNT OF    NO.     AMOUNT OF    NO.     AMOUNT OF    NO.    AMOUNT OF   NO. OF    AMOUNT OF
  YEARS      MONTHLY      OF       MONTHLY     OF       MONTHLY     OF      MONTHLY     YEARS    MONTHLY
             PAYMENTS    YEARS    PAYMENTS    YEARS    PAYMENTS    YEARS    PAYMENTS             PAYMENTS
---------- ------------ ------- ------------ ------- ------------ ------- ------------ -------- -----------
   10         $9.39       15       $6.64       20        $5.27      25       $4.46       30        $3.93
   11          8.64       16        6.30       21         5.08      26        4.34
   12          8.02       17        6.00       22         4.90      27        4.22
   13          7.49       18        5.73       23         4.74      28        4.12
   14          7.03       19        5.49       24         4.60      29        4.02

VA99USX2.5-1                                                  PRINTED IN U.S.A.
                                                                     U034R0.FRM

                              ANNUITY TABLES FOR
                              VARIABLE PAYMENTS,
                     BASED ON A 3% ASSUMED INVESTMENT RETURN
            AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000 APPLIED

The second and subsequent annuity payments under a variable annuity are based on the investment experience of a Separate Account and are not guaranteed as to fixed dollar amount. Payments for any available Annuity Payment Frequency, Period Certain, age, or combination of ages not shown will be quoted upon request. The Second Option (Life Annuity with a Cash Refund) is not available with the 3% Assumed Investment Return.

FIRST AND THIRD OPTIONS - SINGLE LIFE ANNUITIES

----------------- ---------------------------------------------------------------
                                   MONTHLY PAYMENTS GUARANTEED
      AGE              NONE            120             180             240
----------------- --------------- --------------- --------------- ---------------
       35             $3.27           $3.26           $3.26           $3.25
       40              3.44            3.43            3.42            3.41
       45              3.65            3.64            3.62            3.60
       50              3.92            3.90            3.87            3.83
       51              3.98            3.96            3.93            3.88
       52              4.05            4.02            3.99            3.93
       53              4.12            4.09            4.05            3.99
       54              4.19            4.16            4.11            4.05
       55              4.27            4.23            4.18            4.11
       56              4.35            4.31            4.25            4.17
       57              4.44            4.39            4.33            4.23
       58              4.53            4.47            4.40            4.29
       59              4.62            4.56            4.48            4.36
       60              4.73            4.66            4.57            4.43
       61              4.84            4.76            4.65            4.49
       62              4.95            4.87            4.74            4.56
       63              5.08            4.98            4.84            4.63
       64              5.21            5.09            4.93            4.70
       65              5.36            5.22            5.03            4.77
       66              5.51            5.35            5.13            4.83
       67              5.67            5.48            5.24            4.90
       68              5.85            5.63            5.34            4.96
       69              6.03            5.77            5.45            5.03
       70              6.23            5.93            5.55            5.08
       75              7.47            6.79            6.07            5.32
       80              9.25            7.72            6.48            5.45

FOURTH OPTION - JOINT AND LAST SURVIVOR ANNUITY

  AGE OF                                            AGE OF SECOND ANNUITANT
  FIRST
ANNUITANT    35       40       45       50      55       60       65       70       75      80       85       90
           ------- -------- -------- ------- -------- -------- -------- -------- ------- -------- -------- --------
    35      $3.05    $3.10    $3.14   $3.18    $3.21    $3.22    $3.24    $3.25   $3.26    $3.26    $3.26    $3.27
    40       3.10     3.17     3.23    3.29     3.33     3.36     3.39     3.41    3.42     3.43     3.43     3.43
    45       3.14     3.23     3.32    3.40     3.47     3.52     3.56     3.59    3.62     3.63     3.64     3.64
    50       3.18     3.29     3.40    3.51     3.61     3.70     3.77     3.82    3.86     3.88     3.90     3.91
    55       3.21     3.33     3.47    3.61     3.76     3.89     4.00     4.09    4.16     4.20     4.23     4.25
    60       3.22     3.36     3.52    3.70     3.89     4.08     4.25     4.40    4.52     4.60     4.65     4.69
    65       3.24     3.39     3.56    3.77     4.00     4.25     4.51     4.75    4.95     5.10     5.21     5.27
    70       3.25     3.41     3.59    3.82     4.09     4.40     4.75     5.11    5.44     5.71     5.92     6.05
    75       3.26     3.42     3.62    3.86     4.16     4.52     4.95     5.44    5.94     6.41     6.79     7.06
    80       3.26     3.43     3.63    3.88     4.20     4.60     5.10     5.71    6.41     7.13     7.79     8.32
    85       3.26     3.43     3.64    3.90     4.23     4.65     5.21     5.92    6.79     7.79     8.83     9.76
    90       3.27     3.43     3.64     3.91    4.25     4.69     5.27     6.05    7.06     8.32     9.76    11.22


VA99UST3-1                                                    PRINTED IN U.S.A.
                                                                     U035R0.FRM

                              ANNUITY TABLES FOR
                              VARIABLE PAYMENTS,
                     BASED ON A 3% ASSUMED INVESTMENT RETURN
                                 (CONTINUED)


FIFTH OPTION - JOINT AND LAST SURVIVOR ANNUITY WITH 10 YEAR PERIOD CERTAIN

  AGE OF                                            AGE OF SECOND ANNUITANT
  FIRST
ANNUITANT    35       40       45       50      55       60       65       70       75      80       85       90
           ------- -------- -------- ------- -------- -------- -------- -------- ------- -------- -------- --------
    35      $3.05    $3.10    $3.14   $3.18    $3.21    $3.22    $3.24    $3.25   $3.26    $3.26    $3.26    $3.26
    40       3.10     3.17     3.23    3.29     3.33     3.36     3.39     3.40    3.42     3.42     3.43     3.43
    45       3.14     3.23     3.32    3.40     3.47     3.52     3.56     3.59    3.61     3.63     3.63     3.64
    50       3.18     3.29     3.40    3.51     3.61     3.70     3.77     3.82    3.85     3.88     3.89     3.90
    55       3.21     3.33     3.47    3.61     3.76     3.89     4.00     4.09    4.15     4.19     4.21     4.22
    60       3.22     3.36     3.52    3.70     3.89     4.08     4.25     4.40    4.51     4.58     4.62     4.65
    65       3.24     3.39     3.56    3.77     4.00     4.25     4.50     4.74    4.93     5.06     5.15     5.19
    70       3.25     3.40     3.59    3.82     4.09     4.40     4.74     5.08    5.39     5.63     5.79     5.88
    75       3.26     3.42     3.61    3.85     4.15     4.51     4.93     5.39    5.85     6.25     6.52     6.68
    80       3.26     3.42     3.63    3.88     4.19     4.58     5.06     5.63    6.25     6.82     7.26     7.53
    85       3.26     3.43     3.63    3.89     4.21     4.62     5.15     5.79    6.52     7.26     7.87     8.26
    90       3.26     3.43     3.64     3.90    4.22     4.65     5.19     5.88     6.68    7.53     8.26     8.76

SIXTH OPTION - PAYMENTS FOR A PERIOD CERTAIN

---------- ------------ ------- ------------ ------- ------------ ------- ------------ -------- -----------
 NO. OF      AMOUNT OF    NO.     AMOUNT OF    NO.     AMOUNT OF    NO.    AMOUNT OF   NO. OF    AMOUNT OF
  YEARS      MONTHLY      OF       MONTHLY     OF       MONTHLY     OF      MONTHLY     YEARS    MONTHLY
             PAYMENTS    YEARS    PAYMENTS    YEARS    PAYMENTS    YEARS    PAYMENTS             PAYMENTS
---------- ------------ ------- ------------ ------- ------------ ------- ------------ -------- -----------
   10         $9.61       15       $6.87       20        $5.51      25       $4.71       30        $4.18
   11          8.86       16        6.53       21         5.32      26        4.59
   12          8.24       17        6.23       22         5.15      27        4.47
   13          7.71       18        5.96       23         4.99      28        4.37
   14          7.26       19        5.73       24         4.84      29        4.27

VA99UST3-1                                                    PRINTED IN U.S.A.
                                                                     U036R0.FRM

                               ANNUITY TABLES FOR
                               VARIABLE PAYMENTS,
                    BASED ON A 5% ASSUMED INVESTMENT RETURN
              AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000 APPLIED

Second and subsequent Annuity payments under a variable annuity are based on the investment experience of a Separate Account and are not guaranteed as to fixed dollar amount. Payments for any available Annuity Payment Frequency, Period Certain, age, or combination of ages not shown will be quoted upon request.

FIRST, SECOND, AND THIRD OPTIONS - SINGLE LIFE ANNUITIES

----------------------------------------------------------------------
                         MONTHLY PAYMENTS GUARANTEED
  AGE      NONE         120          180         240     CASH REFUND
----------------------------------------------------------------------
  35       $4.56       $4.55        $4.54       $4.53      $4.53
  40        4.70        4.69         4.68        4.66       4.66
  45        4.89        4.87         4.85        4.82       4.82
  50        5.14        5.11         5.07        5.02       5.03
  51        5.20        5.16         5.12        5.06       5.08
  52        5.26        5.22         5.17        5.11       5.13
  53        5.32        5.28         5.23        5.16       5.19
  54        5.39        5.34         5.29        5.21       5.25
  55        5.46        5.41         5.35        5.26       5.31
  56        5.54        5.48         5.41        5.31       5.37
  57        5.62        5.56         5.48        5.37       5.44
  58        5.71        5.64         5.55        5.43       5.51
  59        5.81        5.72         5.62        5.48       5.58
  60        5.91        5.81         5.70        5.54       5.66
  61        6.01        5.91         5.78        5.60       5.75
  62        6.13        6.01         5.86        5.66       5.83
  63        6.25        6.11         5.95        5.72       5.93
  64        6.38        6.23         6.04        5.79       6.03
  65        6.52        6.34         6.13        5.85       6.13
  66        6.68        6.47         6.22        5.91       6.24
  67        6.84        6.60         6.32        5.97       6.35
  68        7.01        6.73         6.41        6.02       6.48
  69        7.20        6.88         6.51        6.08       6.61
  70        7.40        7.02         6.61        6.13       6.74
  75        8.65        7.84         7.08        6.34       7.54
  80       10.45        8.73         7.46        6.45       8.59

FOURTH OPTION - JOINT AND LAST SURVIVOR ANNUITY

  AGE OF                                            AGE OF SECOND ANNUITANT
  FIRST
ANNUITANT    35       40       45       50      55       60       65       70       75      80       85       90
           ------- -------- -------- ------- -------- -------- -------- -------- ------- -------- -------- --------
    35      $4.36    $4.40    $4.43    $4.46   $4.48    $4.50    $4.52    $4.53    $4.54   $4.55    $4.55    $4.55
    40       4.40     4.45     4.50     4.54    4.58     4.61     4.64     4.66     4.67    4.68     4.69     4.70
    45       4.43     4.50     4.57     4.63    4.69     4.74     4.79     4.82     4.84    4.86     4.87     4.88
    50       4.46     4.54     4.63     4.73    4.81     4.89     4.96     5.02     5.06    5.09     5.11     5.12
    55       4.48     4.58     4.69     4.81    4.94     5.06     5.17     5.26     5.33    5.38     5.41     5.43
    60       4.50     4.61     4.74     4.89    5.06     5.23     5.39     5.54     5.66    5.75     5.81     5.85
    65       4.52     4.64     4.79     4.96    5.17     5.39     5.63     5.86     6.07    6.23     6.34     6.42
    70       4.53     4.66     4.82     5.02    5.26     5.54     5.86     6.20     6.53    6.81     7.03     7.18
    75       4.54     4.67     4.84     5.06    5.33     5.66     6.07     6.53     7.02    7.49     7.88     8.17
    80       4.55     4.68     4.86     5.09    5.38     5.75     6.23     6.81     7.49    8.20     8.87     9.41
    85       4.55     4.69     4.87     5.11    5.41     5.81     6.34     7.03     7.88    8.87     9.90    10.85
    90       4.55     4.70     4.88     5.12    5.43     5.85     6.42     7.18     8.17    9.41    10.85    12.30


VA99UST5-1                                                    PRINTED IN U.S.A.
                                                                     U037R0.FRM

                            ANNUITY TABLES FOR
                             VARIABLE PAYMENTS,
                   BASED ON A 5% ASSUMED INVESTMENT RETURN
                               (CONTINUED)


FIFTH OPTION - JOINT AND LAST SURVIVOR ANNUITY WITH 10 YEAR PERIOD CERTAIN

  AGE OF                                            AGE OF SECOND ANNUITANT
  FIRST
ANNUITANT    35       40       45       50      55       60       65       70       75      80       85       90
           ------- -------- -------- ------- -------- -------- -------- -------- ------- -------- -------- --------
    35      $4.36    $4.40    $4.43    $4.46   $4.48    $4.50    $4.52    $4.53    $4.54   $4.55    $4.55    $4.55
    40       4.40     4.45     4.50     4.54    4.58     4.61     4.64     4.66     4.67    4.68     4.69     4.69
    45       4.43     4.50     4.57     4.63    4.69     4.74     4.78     4.82     4.84    4.86     4.87     4.87
    50       4.46     4.54     4.63     4.73    4.81     4.89     4.96     5.01     5.05    5.08     5.09     5.10
    55       4.48     4.58     4.69     4.81    4.94     5.06     5.16     5.25     5.32    5.36     5.39     5.40
    60       4.50     4.61     4.74     4.89    5.06     5.22     5.39     5.53     5.64    5.72     5.77     5.80
    65       4.52     4.64     4.78     4.96    5.16     5.39     5.62     5.85     6.04    6.18     6.27     6.31
    70       4.53     4.66     4.82     5.01    5.25     5.53     5.85     6.17     6.47    6.71     6.88     6.97
    75       4.54     4.67     4.84     5.05    5.32     5.64     6.04     6.47     6.91    7.30     7.57     7.74
    80       4.55     4.68     4.86     5.08    5.36     5.72     6.18     6.71     7.30    7.85     8.27     8.54
    85       4.55     4.69     4.87     5.09    5.39     5.77     6.27     6.88     7.57    8.27     8.85     9.23
    90       4.55     4.69     4.87     5.10    5.40     5.80     6.31     6.97     7.74    8.54     9.23     9.70

SIXTH OPTION - PAYMENTS FOR A PERIOD CERTAIN

---------- ------------ ------- ------------ ------- ------------ ------- ------------ -------- -----------
 NO. OF      AMOUNT OF    NO.     AMOUNT OF    NO.     AMOUNT OF    NO.    AMOUNT OF   NO. OF    AMOUNT OF
  YEARS      MONTHLY      OF       MONTHLY     OF       MONTHLY     OF      MONTHLY     YEARS    MONTHLY
             PAYMENTS    YEARS    PAYMENTS    YEARS    PAYMENTS    YEARS    PAYMENTS             PAYMENTS
---------- ------------ ------- ------------ ------- ------------ ------- ------------ -------- -----------
   10        $10.51       15       $7.82       20        $6.51      25       $5.76       30        $5.28
   11          9.77       16        7.49       21         6.33      26        5.65
   12          9.16       17        7.20       22         6.17      27        5.54
   13          8.64       18        6.94       23         6.02      28        5.45
   14          8.20       19        6.71       24         5.88      29        5.36

VA99UST5-1                                                    PRINTED IN U.S.A.
                                                                     U038R0.FRM

                           ANNUITY TABLES FOR
                           VARIABLE PAYMENTS,
                  BASED ON A 6% ASSUMED INVESTMENT RETURN
          AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000 APPLIED

Second and subsequent Annuity payments under a variable annuity are based on the investment experience of a Separate Account and are not guaranteed as to fixed dollar amount. Payments for any available Annuity Payment Frequency, Period Certain, age, or combination of ages not shown will be quoted upon request. The Second Option (Life Annuity with a Cash Refund) is not available with the 6% Assumed Investment Return.

FIRST AND THIRD OPTIONS - SINGLE LIFE ANNUITIES

----------------- ---------------------------------------------------------------
                                   MONTHLY PAYMENTS GUARANTEED
      AGE              NONE            120             180             240
----------------- --------------- --------------- --------------- ---------------
       35             $5.24           $5.23           $5.23           $5.21
       40              5.37            5.36            5.35            5.33
       45              5.55            5.53            5.50            5.47
       50              5.78            5.75            5.70            5.65
       51              5.84            5.80            5.75            5.69
       52              5.90            5.85            5.80            5.73
       53              5.96            5.91            5.85            5.78
       54              6.03            5.97            5.91            5.82
       55              6.10            6.03            5.96            5.87
       56              6.17            6.10            6.02            5.92
       57              6.25            6.17            6.09            5.97
       58              6.33            6.25            6.15            6.02
       59              6.43            6.33            6.22            6.08
       60              6.52            6.42            6.30            6.13
       61              6.63            6.51            6.37            6.19
       62              6.74            6.61            6.45            6.25
       63              6.86            6.71            6.53            6.30
       64              6.99            6.82            6.61            6.36
       65              7.13            6.93            6.70            6.42
       66              7.28            7.05            6.79            6.47
       67              7.44            7.18            6.88            6.53
       68              7.62            7.31            6.97            6.58
       69              7.80            7.45            7.07            6.63
       70              8.00            7.59            7.16            6.68
       75              9.25            8.39            7.61            6.88
       80             11.06            9.24            7.97            6.98

FOURTH OPTION - JOINT AND LAST SURVIVOR ANNUITY

  AGE OF                                            AGE OF SECOND ANNUITANT
  FIRST
ANNUITANT    35       40       45       50      55       60       65       70       75      80       85       90
           ------- -------- -------- ------- -------- -------- -------- -------- ------- -------- -------- --------
    35     $5.06    $5.09    $5.12    $5.14    $5.17   $5.19    $5.20    $5.21    $5.22   $5.23    $5.23    $5.24
    40      5.09     5.13     5.17     5.21    5.25     5.28     5.31     5.33     5.34    5.35     5.36     5.37
    45      5.12     5.17     5.23     5.29    5.35     5.40     5.44     5.47     5.50    5.52     5.53     5.54
    50      5.14     5.21     5.29     5.37    5.45     5.53     5.60     5.65     5.69    5.72     5.75     5.76
    55      5.17     5.25     5.35     5.45    5.57     5.68     5.78     5.87     5.94    6.00     6.04     6.06
    60      5.19     5.28     5.40     5.53    5.68     5.84     6.00     6.14     6.26    6.35     6.42     6.46
    65      5.20     5.31     5.44     5.60    5.78     6.00     6.22     6.45     6.65    6.81     6.93     7.01
    70      5.21     5.33     5.47     5.65    5.87     6.14     6.45     6.78     7.10    7.38     7.60     7.76
    75      5.22     5.34     5.50     5.69    5.94     6.26     6.65     7.10     7.58    8.05     8.44     8.74
    80      5.23     5.35     5.52     5.72    6.00     6.35     6.81     7.38     8.05    8.75     9.42     9.97
    85      5.23     5.36     5.53     5.75    6.04     6.42     6.93     7.60     8.44    9.42    10.45    11.40
    90      5.24     5.37     5.54     5.76    6.06     6.46     7.01     7.76     8.74    9.97    11.40    12.85

VA99UST6-1                                                    PRINTED IN U.S.A.
                                                                     U039R0.FRM

                            ANNUITY TABLES FOR
                            VARIABLE PAYMENTS,
                  BASED ON A 6% ASSUMED INVESTMENT RETURN
                               (CONTINUED)


FIFTH OPTION - JOINT AND LAST SURVIVOR ANNUITY WITH 10 YEAR PERIOD CERTAIN

  AGE OF                                            AGE OF SECOND ANNUITANT
  FIRST
ANNUITANT    35       40       45       50      55       60       65       70       75      80       85       90
           ------- -------- -------- ------- -------- -------- -------- -------- ------- -------- -------- --------
    35     $5.06    $5.09    $5.12    $5.14    $5.17   $5.18    $5.20    $5.21    $5.22   $5.23    $5.23    $5.23
    40      5.09     5.13     5.17     5.21    5.25     5.28     5.30     5.32     5.34    5.35     5.36     5.36
    45      5.12     5.17     5.23     5.29    5.35     5.39     5.43     5.47     5.49    5.51     5.52     5.52
    50      5.14     5.21     5.29     5.37    5.45     5.53     5.59     5.65     5.69    5.71     5.73     5.74
    55      5.17     5.25     5.35     5.45    5.57     5.68     5.78     5.87     5.93    5.98     6.01     6.02
    60      5.18     5.28     5.39     5.53    5.68     5.83     5.99     6.13     6.24    6.32     6.37     6.40
    65      5.20     5.30     5.43     5.59    5.78     5.99     6.21     6.43     6.62    6.76     6.85     6.90
    70      5.21     5.32     5.47     5.65    5.87     6.13     6.43     6.74     7.04    7.28     7.44     7.53
    75      5.22     5.34     5.49     5.69    5.93     6.24     6.62     7.04     7.46    7.84     8.12     8.28
    80      5.23     5.35     5.51     5.71    5.98     6.32     6.76     7.28     7.84    8.38     8.80     9.06
    85      5.23     5.36     5.52     5.73    6.01     6.37     6.85     7.44     8.12    8.80     9.36     9.72
    90      5.23     5.36     5.52     5.74    6.02     6.40     6.90     7.53     8.28    9.06     9.72    10.18

SIXTH OPTION - PAYMENTS FOR A PERIOD CERTAIN

---------- ------------ ------- ------------ ------- ------------ ------- ------------ -------- -----------
 NO. OF      AMOUNT OF    NO.     AMOUNT OF    NO.     AMOUNT OF    NO.    AMOUNT OF   NO. OF    AMOUNT OF
  YEARS      MONTHLY      OF       MONTHLY     OF       MONTHLY     OF      MONTHLY     YEARS    MONTHLY
             PAYMENTS    YEARS    PAYMENTS    YEARS    PAYMENTS    YEARS    PAYMENTS             PAYMENTS
---------- ------------ ------- ------------ ------- ------------ ------- ------------ -------- -----------
   10        $10.97       15       $8.31       20        $7.04      25       $6.32       30        $5.87
   11         10.24       16        7.99       21         6.86      26        6.21
   12          9.63       17        7.71       22         6.70      27        6.11
   13          9.12       18        7.46       23         6.56      28        6.02
   14          8.69       19        7.24       24         6.43      29        5.94

VA99UST6-1                                                    PRINTED IN U.S.A.
                                                                     U040R0.FRM

                           INDIVIDUAL FLEXIBLE PREMIUM
                            VARIABLE ANNUITY CONTRACT

                         HARTFORD LIFE INSURANCE COMPANY
                                  P.O. Box 2999
                        Hartford, Connecticut 06104-2999

                             ADMINISTRATIVE OFFICE:
                        Attn: Individual Annuity Services
                                  P.O. Box 5085
                             Hartford, CT 06102-5085

























HL-VAXC99                                                     PRINTED IN U.S.A.
                                                                     R667R0.FRM